Listing Report:Supplement No. 191 dated Mar 15, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 427065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.51%	Starting borrower rate/APR:	10.51% / 13.75%	Starting monthly payment:	$35.76

Auction yield range:	4.04% - 9.51%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	19%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	4y 3m
Credit score:	700-719 (Mar-2010)	Total credit lines:	21	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$15,022	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	22
Screen name:	cerbear9	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	680-699 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Furnace for my new home
This loan will be used to buy a furnace for my new home.
I have recently moved into a new home and the furnace, though it is working, is quite old.
I had it inspected and was told that due to the age of the furnace, it would be a good idea to get it replaced.

I am a good candidate for this loan as I have a wonderful job with great job security.

Please feel free to ask any questions, I will answer as quickly as I can.

Monthly net income: $ 2550
Monthly expenses: $?2095
Housing: $ 1050
Insurance: $?85??
Car expenses: $ 260
Utilities: $??100
Phone, cable, internet: $ 100
Food, entertainment: $?200??
Clothing, household expenses $?200
Credit cards and other loans: minimum due $100,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435267
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,950.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$190.26

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2005	Debt/Income ratio:	13%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 4	Length of status:	0y 10m
Credit score:	740-759 (Mar-2010)	Total credit lines:	14	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	STEVENRM87	Borrower's state:	Texas	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	37 ( 100% )	740-759 (Latest)
Principal borrowed:	$12,550.00	< mo. late:	0 ( 0% )	580-599 (Dec-2007) 600-619 (Nov-2006) 520-539 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	37
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay down my 20% interest credit cards

My financial situation:
I am a good candidate for this loan because this is my 3rd prosper loan and I have NEVER been late or failed to pay any payment from my previous 2 prosper loans or any type of credit for that matter. I take my credit seriously!

Monthly net income: $ = 6,500

Monthly expenses: 2,000 $
??Housing: 500$
??Insurance: 134$
??Car expenses: 560$
Gas: 200$
??Utilities: 150$
??Phone, cable, internet: 150$
??Food, entertainment: 500$
??Clothing, household expenses 500$
??Credit cards and other loans: 300$
??Other expenses: 150$
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$250.90

Auction yield range:	11.04% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1989	Debt/Income ratio:	14%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	25y 9m
Credit score:	700-719 (Mar-2010)	Total credit lines:	37	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$8,019	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	14
Screen name:	unrelenting-commerce2	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car
Purpose of loan:
This loan will be used to?To purchase a new vehicle for the family.

My financial situation:
I am a good candidate for this loan because?? My income has increased every year since I have been working for MillerCoors. I plan to sell our current vehicle for $10,000.00, payoff current loans and pay down this loan with the remaining balance.

Monthly net income: $ 8600.00

Monthly expenses: $ 3500.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447747
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$70.35

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	3y 7m
Credit score:	760-779 (Feb-2010)	Total credit lines:	16	Occupation:	Student - College S...
Now delinquent:	0	Revolving credit balance:	$9,294	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	payment-encore	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvesting in prosper
Purpose of loan:
This loan will be used to invest in other people's loans on prosper at a higher interest rate.

My financial situation:
I am a good candidate for this loan because I have never been late on paying a bill and, in case someone defaults, I am doing well enough to cover the loss.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.76%	Starting borrower rate/APR:	31.76% / 34.16%	Starting monthly payment:	$195.40

Auction yield range:	14.04% - 30.76%	Estimated loss impact:	15.41%
Lender servicing fee:	1.00%	Estimated return:	15.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1989	Debt/Income ratio:	32%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	23 / 19	Length of status:	4y 3m
Credit score:	640-659 (Feb-2010)	Total credit lines:	51	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$21,664	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	income-alert0	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
moving costs
Purpose of loan:
This loan will be used to cover the?costs associated with an unexpected move as a result of a?job reassignment.?

My financial situation:
I am a good candidate for this loan because I have the ability to make all my credit payments on time and do so.

Monthly net income: $ 4400/ net?from salary plus I get extra from spouse of approx $4000 each month for expenses.

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449833
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$542.59

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 4	Length of status:	0y 3m
Credit score:	680-699 (Mar-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$1,448	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	36%
Public records last 12m / 10y:	1/ 1	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	calm-principal2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Spiritual healing center/retail
Purpose of loan:
To help purchase materials/merchandise to start up The Spiritual Healing Center/Retail Boutique

My financial situation:
We are currently financing ourselves to startup from scratch, and would be a great candidate because our research has found that on average the spiritual consumer spends approximately $30-60.00/week on spiritual products.We've also found that most of these consumers frequent the spiritual retail shops more than once a week.

Forecasted Monthly Revenue: $14,400 (Based on a purchase per person of $30.00 & an estimated 20 customers a day for a 6 day wk)
Forecasted Yearly Revenue (YR 1): $172,800
Forecasted Yearly Revenue (YR 2): $181,440
Forecasted Yearly Revenue (YR 3): $190,512
* Yearly Revenue Forecasted on 5 % Yearly Improvement to sales.

Monthly expenses: $
??Housing: $ 1,000
??Insurance: $ 600
? Utilities: $ 200 (average)
??Phone, cable, internet: $ 99.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.81%	Starting borrower rate/APR:	9.81% / 12.00%	Starting monthly payment:	$51.48

Auction yield range:	4.04% - 8.81%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	6y 3m
Credit score:	780-799 (Mar-2010)	Total credit lines:	26	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$31
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fathersjoyministries	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Let's try this mess again
Purpose of the loan:? I am trying to consolidate my car loan and?my husband's prosper loan in order to have a lower payment.

Financial situation:? My income is $0.00 and here is a list of my debts.

Wells Fargo Home Mortgage????????????????????????????????????$43,434.02
Marine Federal Credit Union Automobile Loan????????????$????924.38
Marine Federal Credit Union?Credit Card????????????????????$??? 485.70
Prosper Loan (My husband's)???????????????????????????????????$??? 677.24
Chase BP Credit Card?????????????????????????????????????????????$?????? ?0.00
RBC Line of Credit (My husband's)???????????????????????????$??????? 0.00

Monthly net income: $0
Monthly expenses: $1,398.45 ($1,285.80 if I receive this loan)
Housing: $442.66
Insurance: $100.00
Gas: $80.00
Utilities: $180.00
Phone, cable, internet: $120.00
Credit cards and other loans besides this one: $175.79 ($10.00 if I receive this loan)
New loan:? $53.14
Food & Entertainment: ?$300.00

Details of the loan: I would like to borrow $1,600.00 @ 12% to be paid over 36 months. ?The payments would be $53.14 a month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.68%	Starting monthly payment:	$50.64

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2000	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	6	Employment status:	Not employed
Enhanced (1-5):	1	Current / open credit lines:	3 / 1	Length of status:	11y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	6	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wealth-triangulation8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
household furniture appliances
Purpose of loan:
This loan will be used to financial situation:?home furnishing
I am a good candidate for this loan because? I want establish good credit
.?I'm more maturer now I know the importance of having Good credit?
Monthly net income: $ 3,800 split 3 ways mother,father expenses: $
??Housing: $ 900
??Insurance: $ 158
??Car expenses: $ 387
??Utilities: $ 167
??Phone, cable, Internet: $?178??Food, entertainment: $ 50
??Clothing, household expenses $100
??Credit cards and other loans: $ 32.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450053
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1992	Debt/Income ratio:	27%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	22y 1m
Credit score:	680-699 (Mar-2010)	Total credit lines:	59	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$3,389	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	jimtink17	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off high entrest loans
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.53%	Starting borrower rate/APR:	22.53% / 24.80%	Starting monthly payment:	$692.37

Auction yield range:	8.04% - 21.53%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 7	Length of status:	0y 2m
Credit score:	800-819 (Mar-2010)	Total credit lines:	16	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$2,008	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	jpyrek	Borrower's state:	Virginia	Borrower's group:	Virginia Renewables
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolodate THIS
Purpose of loan:
This is a plain and simple credit card debt consolidation loan.? With the passage of the CARD act, all of my credit cards have been repriced under broad-based repricing strategies and thus, I am looking to consolodate and pay down the remaining balances

My financial situation:
I am employed as a financial analyst and am ALWAYS on time will all payments and have never defaulted on a loan of any type.? I only have this credit card debt and a mortgage.? My car is fully paid off and I have no student debt from college, no medical debt, or any other debt obligations.? Currently the weight averaged APR on my outstanding balances is at 16.42%.?

I should be able to pay back this note in less than the 36 months required.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$111.92

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1993	Debt/Income ratio:	55%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 15	Length of status:	2y 7m
Credit score:	720-739 (Mar-2010)	Total credit lines:	26	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$24,519	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	unbelievable-return8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay bills/vacation/car repair
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$243.34

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1990	Debt/Income ratio:	43%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 12	Length of status:	5y 4m
Credit score:	760-779 (Mar-2010)	Total credit lines:	48	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$14,783	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	clean-duty0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of this loan...???I want to pay off 2 credit cards. And also?so?we can?buy sod for our yard, our grass?got killed buy the hard freeze we had here in florida this year.?My wife?likes to have?a nice yard.

My financial situation? Is great, all?I need is a little help with some credit card debt. I am a truck driver and my wife also?gets a disability check every month. thank you. I don't know?how??to upload pictures or I would, I'm not a computer savvy?I just know the basics.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450123
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	14%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	3y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	17	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$1,371	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	15
Screen name:	Jackie1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	680-699 (Feb-2010) 540-559 (Dec-2007) 540-559 (Nov-2007) 500-519 (May-2006)
Principal balance:	$1,685.60	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
NOT AN HR RATING-PLEASE READ
Purpose of loan:
This loan will be used to pay off current loan and personal loan.

My financial situation:
I am a good candidate for this loan because i have a perfect credit history with prosper since my first loan in 2006. My goal is to stay current with great intention of paying off this loan in full.

Monthly net income: $3500.00

Monthly expenses: $ 1545
??Housing: $ 855
??Insurance: $ 80
??Car expenses: $ 0
??Utilities: $?Phone, cable, internet: $ 200.00
??Food, entertainment: $200.00
??Clothing, household expenses $ 100.00
??Other expenses: GAS ?$ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$79.94

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2005	Debt/Income ratio:	19%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	8y 6m
Credit score:	720-739 (Mar-2010)	Total credit lines:	12	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	power-friendship	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Returning Military Engagement Ring
Purpose of loan:
To buy an engagement ring for the love of my life, whom I have been seeing for 2 years. We in fact eloped before my deployment with the US Army to Iraq, and I promised her a beautiful ring when I got back.

My financial situation:
Is planned and closely budgeted as we are also planning our wedding. We are very aware of what we can and cannot take on monetarily, and pay close attention to dates and amounts when paying our monthly bill cycles. My current income is $1720 a month, with GI bill also paying me $800/month once I resume class in summer session. I feel that I am more than ready to take on a loan of this amount.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,600.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.03%	Starting borrower rate/APR:	14.03% / 16.19%	Starting monthly payment:	$157.28

Auction yield range:	6.04% - 13.03%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1982	Debt/Income ratio:	17%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	1y 2m
Credit score:	740-759 (Mar-2010)	Total credit lines:	15	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$11,557
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	red-safe-kindness	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off High Rate Cards
Purpose of loan:
This loan will be used to pay off two high rate credit cards.? The interest rates on these cards were raised to?20.99% and 20.24%?while the credit limits were?lowered raising the bankcard utilization.? The cards I would pay off are Barclay Bank $2600 @ 20.99% and TNB $1650 @ 20.24%.

My financial situation:
I am a good candidate for this loan because I have good credit and have paid all my bills on time. I am a?retired public employee and receive a monthly pension of $2515 net.? My husband is also retired and receives a monthly pension of $3445 net and will start collecting social security of $1652 in September. ?We are very stable and have lived in our house for over 20 years.? We contribute to a regular savings account that we use for emergencies.?I?plan on paying this loan off early.?

Monthly net income: $5960

Monthly expenses:?$3814
??Housing:?$1614
??Insurance: $100?
??Car expenses:?$500 ($385 car pmt & 120 gas) 6 payments left on car.
??Utilities:?$200
??Phone, cable, internet:?$200
??Food, entertainment: $?400
??Clothing, household expenses $ 200
??Credit cards: $?600
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1983	Debt/Income ratio:	37%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 11	Length of status:	7y 5m
Credit score:	680-699 (Mar-2010)	Total credit lines:	55	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$3,729	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	transparency-pizza	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-679 (Oct-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
New kitchen cabinets and ctr tops
Purpose of loan:
This loan will be used to redo the kitchen cabinets and countertops including the laundry room?

My financial situation:
I am a good candidate for this loan because I pay my debts and whenever possible I?pay off the loan, or put a large payment on the loan,?when I receive bonuses at work (usually twice a year).?

Monthly net income: $1600,00 - 1800,00.? Varies depending on how many hours I work.? In construction summer is normally longer hours.

Monthly expenses: $ Husband pays
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450177
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	19%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 8	Length of status:	27y 10m
Credit score:	660-679 (Mar-2010)	Total credit lines:	22	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$6,660	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Burningroof	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay/consolidate debt and minor misc
Purpose of loan:
This loan will be used to pay off and consolidate debt and minor miscellaneous.

My financial situation:
I am a very good candidate for this loan as I have excellent long term job security and stability with substantial income. I am an electrical engineer for a power system utility so today?s troubled economy has no impact upon my employment status. I have had a long term successful career, but have not fared so well in my personal endeavors. One spouse was truly evil without conscience and the other highly motivated in keeping up with the Jones and beyond. I have truly become much wiser and the idiot winds have now calmed much in blowing my way. I was merely very giving and sought to please with little sense in doing so. As a result, I am much poorer, but truly am now much wiser. Coupled with past incurred debt, I have had recent dental expenses (incurred prior to creating flex spending account), vehicle repairs, and travel (two deaths in family).Given time and with your help, I will be a survivor as I have very good income and retirement benefits. I will be forever grateful to those who choose to help me and will prove to be a very good investment.
Monthly expenses:
Housing: $ 850 rent??
Insurance: $ 135 -?vehicle and rental. Health and life insurance are automatically deducted and already?reflected in net income as is retirement.??
Car expenses: $ 425 -?car payment + routine mtce.??
Utilities: $ 160???
Phone, cable, internet: $?160??
Food, entertainment: $ 300???
Clothing, household expenses $50 - I spend little on such things so is best guess?averaged over a year.???
Credit cards and other loans: $1200????
Other expenses: $ -?minimal ? I will note here that I have good health insurance, but includes very little in dental benefits. I am now enrolled in the flex spending program for $2500/yr. which is not taxable, but must use it or lose it. I will use all of it for dental/health needs. This deduction is automatic and reflected in monthly net income shown above.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.56%	Starting borrower rate/APR:	26.56% / 28.89%	Starting monthly payment:	$608.84

Auction yield range:	8.04% - 25.56%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	3y 8m
Credit score:	780-799 (Mar-2010)	Total credit lines:	37	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$10,124	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	monger3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying an established business
Purpose of loan:
This loan will be used to help purchase a buisiness that is currently for sale. This business has already been well established in the community, but the owner is moving and has to sell it. It is currently making a gross profit of 58,000 a year. The agreed buying price for the business will be 45,000. I have 35,000 ready myself and I am hoping to get another 15,000 here. The extra 5,000 will go to the bank account. Banks and other lending services are hard to get an owner of another busines.

My financial situation:
I am a good candidate for this loan becaus I have owned a succesfull business for 6 years. I have never been late on a mortgage, lease, or loan payment. I have had a few situations in the past with co signing for people that I never should have. I ended up paying for things I never owned. When I did this I settled for less with the compnay. This is the only bad thing on my credit history. Feel comfortbale investing your money in me and a business that will become even more pfofitable than it currently is.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$493.78

Auction yield range:	4.04% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1995	Debt/Income ratio:	17%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	27 / 27	Length of status:	9y 8m
Credit score:	780-799 (Mar-2010)	Total credit lines:	48	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$82,782	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	43%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	hans480	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
replacing some windows
In March 2008 I bought a house that was bank owned. My purchase price was 40 below the last sales price ( $ 720.000 in 2006).
I want to replace the old windows ( my PGE was as high as $ 200 in this years cold winter).
I really don't want his loan to add to my long-term debts and pay it of over the short run.
I came to the USA from Germany in 1991. This was in my mid 30th. I quickly learned that I was "nobody here, having no credit score!
Subsequently I started opening Credit account and storecard whenever I had an opportunity. Many are still open today, that is why I have so many open lines :).
My revolving balances includes a $ 50.000 equity line utilisation which I used to fix Kitchen and back yard soon after I purchased the home ( total Zillow value today $ 510.000 with a combined loan of $ 430.000 (at 5 percent fix for 30 years, except for the protion that is the 50,000 equity loan/ rate varible at this time at less than 5 percent).
Credit card debts are gnerally at low 5 percent (advances with fix rates in the good days).
Became a prosper investor 2 yars ago for $ 10.000, but haven't done that well. Had a toal of nearly $ 2,000 in write offs so far.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.48%	Starting borrower rate/APR:	29.48% / 31.85%	Starting monthly payment:	$716.84

Auction yield range:	11.04% - 28.48%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	44%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 13	Length of status:	19y 8m
Credit score:	720-739 (Mar-2010)	Total credit lines:	37	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$16,512	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	111urban	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	720-739 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-719 (Aug-2008)
Principal balance:	$7,891.38	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
New Kitchen
Purpose of loan:
This loan will be used to...create a new kitchen in my current home.

My financial situation:
I am a good candidate for this loan because? I have a full time job that pays well, I'm in good health, and I want to take care of my house and I can and will pay the loan back.

Monthly net income: $ 4700.00

Monthly expenses: $
??Housing: $ 1031.00
??Insurance: $ 150.00
??Car expenses: $ 387.00
??Utilities: $ 20.00
??Phone, cable, internet: $ 185.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 160.00
??Credit cards and other loans: $ 450.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$524.79

Auction yield range:	11.04% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1999	Debt/Income ratio:	48%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	2y 2m
Credit score:	740-759 (Mar-2010)	Total credit lines:	41	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$14,771	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	creditcardsrtrouble	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay?off my credit cards for GOOD!? The majority of the balances on my credit cards is from my wedding and from a years worth of physical therapy.? I have $14,300 worth of credit card debt.? I am asking for $12,000 to pay off my credit cards because we are putting our tax return of $2500 towards credit cards the minute it is received.

My financial situation:
I am a good candidate for this loan because I have an excellent credit history and I pay my bills on time.? I know this will be a high risk loan for lenders because of my debt to income ratio.? All I can do is give you my word that I will repay the loan and quickly.? I would love nothing more than to start a family with my wonderful husband but we need to payoff this credit card debt first.? My student loans will go into re-payment May 2011 ($400)?and I need to knock out as much of this debt?as I can before then.? Please help me if you can.? Thank You!

My monthly income including my Husbands is: $5000
He makes $45,000 per year and I make $35,500
He has 2 debt payments per month: car and student loan (listed below)
He contributes $1500 per month to house hold bills.
He has no credit card debt.

Monthly Bills:

Mortgage? $736.00
Utilities, Insurance, Phone/Cable?$550
Husbands Car Payment: $275? (8 more months)
Husbands student loan $270

If you have any questions please ask me, I am happy to answer.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$584.87

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1988	Debt/Income ratio:	24%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 15	Length of status:	6y 4m
Credit score:	820-839 (Mar-2010)	Total credit lines:	68	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$2,261	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	7%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	important-loot	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to payoff credit cards with high interest and fees

My financial situation:
I am a good candidate for this loan because I?pay?my credit cards on time, but too much goes to interest and?not enough is really going to pay them off. I want to be debt free in two to three?years.? Not only do I?pay the monthly payment, but every?2 months I get checks for about $1500 from teaching at a local university. I take those checks and hack away at debt. A year ago I had over $35K in debt, today less than 20K, I know I can make?my goal!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1986	Debt/Income ratio:	20%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 4	Length of status:	3y 1m
Credit score:	620-639 (Feb-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	5	Revolving credit balance:	$3,734	Stated income:	$50,000-$74,999
Amount delinquent:	$1,252	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	10
Screen name:	doubled2	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 67% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	12 ( 33% )	600-619 (Nov-2007) 760-779 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Pay off high interest loans
Purpose of loan:
This loan will be used to pay off high interest loans?that I have with finance companies?( included in monthly expenses below)?
My financial situation:
I am a good candidate for this loan because I have previously had a loan with Prosper & it was paid in full.

Monthly net income: $4000

Monthly expenses: $
??Housing: $ 400
??Insurance: $250
??Car expenses: $200
??Utilities: $175
??Phone, cable, internet: $150
??Food, entertainment: $400
??Clothing, household expenses $200
??Credit cards and other loans: $600 (?wanting to pay off )?
??Other expenses: $500? child care?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$241.56

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	1y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	27	Occupation:	Student - College G...
Now delinquent:	0	Revolving credit balance:	$8,219	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	hscheutz	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-659 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	680-699 (Jul-2008)
Principal balance:	$430.28	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying for my cholecystectomy
I am in need of this loan for assistance in paying down debt I accrued due to developing gallbladder disease. I have always been a healthy, active, young woman, but after taking Yaz for several months I became very ill due to a diseased gallbladder. I had to see multiple doctors who had to run multiple tests to find out why I was always nauseous, bloated, fatigued and vomiting after eating virtually anything. Once they found the cause the treatment was to remove the gallbladder. I had this done back in September 2009. After initially being discharged from the hospital, I had to go back in though the ER due to complications. Finally, I am recovered and doing well months later!

Somehow this whole ordeal did not stop me from pursuing my degree and career. I will have my master?s degree in social administration come this May 2010. I am in the process of obtaining my LSW so that I may practice soon as possible. I have been working as an intern at a hospital on the behavioral health unit, and my school is paying me a stipend each month. I am also supported by my husband?s income. If you could support my cause it would be greatly appreciated. We have an excellent payment history with our previous loan. I am also very confident that I will secure a full-time job soon after I obtain my degree and this will significantly increase our income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$90.43

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2009	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	0y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	2	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ingenious-camaraderi2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a car for work
Purpose of loan:
Purchase a car for work.

My financial situation:
In Limbo...pro-actively looking for a job

Monthly net income: $

Monthly expenses: $
??Housing: 300
??Insurance: unkown
??Car expenses: unkown
??Utilities: $
??Phone, cable, internet: 50
??Food, entertainment: 25
??Clothing, household expenses 25
??Credit cards and other loans: 0
??Other expenses: 0
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,331.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$464.57

Auction yield range:	17.04% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1994	Debt/Income ratio:	106%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 12	Length of status:	12y 2m
Credit score:	700-719 (Mar-2010)	Total credit lines:	30	Occupation:	Skilled Labor
Now delinquent:	2	Revolving credit balance:	$30,330	Stated income:	$1-$24,999
Amount delinquent:	$286	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ideal-fund4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off and closing all cards
Purpose of loan:
This loan will be used to pay off all of my high interest credit cards

My financial situation:
I am a good candidate for this loan because I have a good credit history, I have steady employment, and I can't fathom doing to others what the banks have done to me (by raising interest rates). Zeros below are due to all day to day bills are paid by spouse.

Monthly net income: $1700

Monthly expenses: $0
??Housing: $0
??Insurance: $0
??Car expenses: $300
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $0
??Clothing, household expenses $0
??Credit cards and other loans: $~500 (will be replace by this loan)
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$335.25

Auction yield range:	17.04% - 28.00%	Estimated loss impact:	26.63%
Lender servicing fee:	1.00%	Estimated return:	1.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1981	Debt/Income ratio:	24%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 7	Length of status:	0y 5m
Credit score:	680-699 (Mar-2010)	Total credit lines:	35	Occupation:	Clerical
Now delinquent:	5	Revolving credit balance:	$1,678	Stated income:	$50,000-$74,999
Amount delinquent:	$5,715	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	27
Screen name:	makingaliving2	Borrower's state:	California	Borrower's group:	Ebay Sellers
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	680-699 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	580-599 (Mar-2007)
Principal balance:	$259.22	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
All I need is a foothold
This would be my second loan. My final payment on my first loan is in April. I am happy to say I have accomplished most of the things I set out to with my first loan. I never defaulted despite being laid off for seven months in 2009 and finally beginning a job making $22K less. My daughter is now 16, active and happy, and maintaining her grades with a current 3.8 GPA. I would like to obtain a new Prosper loan to fix my car for my daughter's use and?purchase a "new to me" car for my own use. Income (take home)-$3100 Rent-$1215
Insurance-$75
Transportation/Gas-$400
Utilities-$120
Cable/Phone/Internet-$130
Cell Phones-$150
Groceries-$300
CareOne-$245
Total Expenses-$2635 I have learned a lot about credit/debt over the past years.It is important to me that I obtain and maintain a good credit rating and teach my daughter the value of hard work and good credit.I now have a foothold.I am hoping for continued opportunity to reach my personal and financial goals.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450267
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	55%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	12y 11m
Credit score:	700-719 (Mar-2010)	Total credit lines:	15	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$4,888	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	poorboy	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-679 (Jun-2008) 680-699 (May-2008) 640-659 (Feb-2007)
Principal balance:	$1,717.73	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
pay some bills
hello prosper members.? trying to consolidate some bills to a lower payment. thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450271
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	11.04% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	17%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	4y 3m
Credit score:	740-759 (Mar-2010)	Total credit lines:	12	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$2,608	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Trobinheim	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	740-759 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (Jul-2008)
Principal balance:	$2,048.75	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off wedding debt
Purpose of loan:
This loan will be used to pay off debt that we acquired from our wedding and a couple credit cards.

My financial situation:
We are good candidates for this loan because we both have never had late payments. We each have great job time, good income, and the ability to pay this loan back!

Monthly net income: $3,000.00????

Monthly expenses: $
??Housing: $?1502.00
??Insurance: $?18.00
??Car expenses: $ 75.00
??Utilities: $ 100.00
??Phone, cable, internet: $?30.00]
??Credit cards and other loans: $?530.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,100.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.10%	Starting borrower rate/APR:	9.10% / 11.20%	Starting monthly payment:	$130.57

Auction yield range:	4.04% - 8.10%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1991	Debt/Income ratio:	47%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	22y 10m
Credit score:	720-739 (Mar-2010)	Total credit lines:	22	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$9,519	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	market-ally	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
My off my credit cards that raised the interest rate right before the new law.? The payment on this loan will be about the same as I am paying now, but it will be paid off in a fraction of the time.

My financial situation:
I have had the same job for over 23 years and have always paid my bills.? I own my home and it is 100% paid - and the taxes are only a couple hundred a year.? I live in a very cheap place and have almost no expenses.? Some of the debt shown is a family plus loan for my son's college, but, although it is in my name, he pays the bill.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$904.31

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1980	Debt/Income ratio:	60%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 10	Length of status:	9y 6m
Credit score:	760-779 (Mar-2010)	Total credit lines:	25	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$50,463	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	hopeful-community1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bill Consolidation
Purpose of loan:
This loan will be used to? consolidate bills.

My financial situation:
I am a good candidate for this loan because?I have a steady income and have always paid my obiligations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$140.23

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1979	Debt/Income ratio:	12%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 6	Length of status:	17y 6m
Credit score:	700-719 (Mar-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$414	Stated income:	$25,000-$49,999
Amount delinquent:	$521	Bankcard utilization:	23%
Public records last 12m / 10y:	2/ 3	Homeownership:	No
Delinquencies in last 7y:	23
Screen name:	tvluck	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	20 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-619 (Dec-2009) 640-659 (Jun-2008) 640-659 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Two Prosper Loans Already Paid Off!
Purpose of loan:
This loan will be used to help me?erase two high interest credit cards.?I currently work full-time with two part-time jobs and school. Needless to say it is tough. I am about?8 credits away from my A.A. My next stop will be Northwestern College in MN to pursue a psychology degree. The picture is of my dog Hans who is more attractive than myself! :)

My financial situation:
I have paid off two Prosper Loans to this point and have never missed a payment.?Prsoper has been great for me getting my stuff?in order. ?Thank you for considering to help me out. My credit has jumped 80 points already in the last two months!!!
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.99%	Starting borrower rate/APR:	9.99% / 12.10%	Starting monthly payment:	$161.31

Auction yield range:	4.04% - 8.99%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	13%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	3y 10m
Credit score:	700-719 (Mar-2010)	Total credit lines:	23	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$16,973	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	nickel-icon4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
To help?clear up my high credits cards.?

My financial situation:
I have a good Job in local goverment IT.

Monthly net income: $ 4300
Monthly expenses: $
??Housing: $? 1600
??Insurance: $ 300
??Car expenses: $ 370
??Utilities: $ 450
??Phone, cable, internet: $?175
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450291
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$415.46

Auction yield range:	11.04% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	58%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 15	Length of status:	3y 7m
Credit score:	680-699 (Feb-2010)	Total credit lines:	25	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$71,875	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	chaggiie	Borrower's state:	Illinois	Borrower's group:	Global Group - Fast Same Day Approval -
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 85% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 8% )	680-699 (Sep-2009) 620-639 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	1 ( 8% )
Total payments billed:	13
Description
Building a nursery
Purpose of loan:
This loan will be used to buy inventory for a small business and to also build a nursery for an upcoming baby. I am small business owner that pays my own insurance. People are slow to pay so I have had to use alot of my credit cards to float the slow payers. I would much rather pay interest to people than to?the banks that get free money from the government. God bless our country for it? is the best on the planet. Thank you for considering my loan.

My financial situation:
I am a good candidate for this loan because I have already borrowed from Prosper before and paid early( a little over a year to payoff).?Loans from Prosper are from individual people so I have and will make sure it is paid.?My credit score is lower because I have been forced to carry a higher than desired debt to income ratio. This is a temporary situation because I have acct rec that should pay soon. Most of my revolving debt/credit was used to buy inventory. These days it takes about 60-90 days turn around due to the

?economy.

Monthly expenses:?Monthly net income is about $6500 after taxes:
Housing: $ 1800??Insurance: $ 100??Car expenses: $ 500??Utilities: $ 400??Phone, cable, internet: $ 200??Food, entertainment: $ 600??Clothing, household expenses $

200??Credit cards and other loans: $ 1200??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$143.60

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	21%
Basic (1-10):	7	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	17 / 16	Length of status:	16y 1m
Credit score:	740-759 (Mar-2010)	Total credit lines:	36	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$2,893	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	precious-benefit046	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Upgrades
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450295
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,550.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$160.59

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2002	Debt/Income ratio:	40%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 12	Length of status:	2y 2m
Credit score:	600-619 (Mar-2010)	Total credit lines:	28	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$14,322	Stated income:	$50,000-$74,999
Amount delinquent:	$1,878	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thecatsclaw	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 100% )	600-619 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	600-619 (Feb-2010) 620-639 (Dec-2009) 580-599 (Aug-2008) 520-539 (Jun-2008)
Principal balance:	$1,356.99	1+ mo. late:	0 ( 0% )
Total payments billed:	52
Description
Home Repair needed for water damage
Purpose of loan:
We have had so much rain this year that the French drain we had just above our house actually got washed up.? This means that the water poured into our basement where my son is now living.? We have pulled up the carpet and cleared out the room.??We have?pulled out the sheet rock and insulation as well.? Basically, we are going to have to ?rebuild? that room.? Along with repairing the French drain out side which will take digging up the entire upper side of the house. My son is 22 and was laid off not long ago and now, bless his heart, he is sleeping on our couch. Of course, water damage?is not covered by our insurance.? I am looking for a loan that will help us repair the room down stairs and the outside of our house.? This the amount we need for the insulation, sheet rock, a closet door, and carpet that is needed for the room.? We are doing the labor ourselves.

My financial situation:
My credit score is down because of the business I used to own.? The business is now closed but I have some things I am still paying off.? My bills are all paid on time, I just have several.? Some are close to the credit limit which lowers the score.? Things have been tight with the business failing and still 2 kids in college but I have a stable job.

Monthly net income: $ 5,483
Salary $ 4,347
Rental income $ 1,000
Second job $ 136

Monthly expenses: $?4,947
Housing: $??My husband pays this bill??
Insurance: $?Auto and Life =?675
Car expenses: $ Various cars?=?950 (I?have car notes for the kids as well as mine)??
Utilities: $?400
Phone, cable, internet, cell phones etc: $ 300
Food, clothing, gas etc: $?700??
Credit cards and other loans: $ 1,000
Other expenses: $ 922 (Rental property mortgage payment)?

We really need our house repaired so mold won't start to grow.??Please consider funding this loan. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.13%	Starting borrower rate/APR:	7.13% / 7.47%	Starting monthly payment:	$108.28

Auction yield range:	3.04% - 6.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1980	Debt/Income ratio:	12%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	2y 0m
Credit score:	800-819 (Mar-2010)	Total credit lines:	17	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$8,580	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	red-ethical-camaraderi	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off a high interest card
Purpose of loan:
This loan will be used to pay off a credit card that has defaulted to an 18% rate after a balance transfer offer expired

My financial situation:
I am a good candidate for this loan because I have excellent credit and I have been on a serious mission to pay off all my debt for the last 4 years.? I do bookkeeping and accounting for a small but stable company that pays well.? I have taken many steps to decreasing my monthly bills, negotiating with utilities and insurance vendors, refinancing my car to be 5.5% (woo!), selling many unused items in my home, being frugal and using coupons and living without extravagance. My goal is to be debt free in two years, and with the amount I have set aside for monthly payments, it is totally feasible!? I look forward to reaching my debt free goal. I am doing everything in my power to get there even sooner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	11.04% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	15%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 4	Length of status:	5y 1m
Credit score:	660-679 (Mar-2010)	Total credit lines:	7	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	NeilE	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
** New Yellow Beach Taxi > WOOF! **

Income and?Scorex Plus score?are misleading! I receive $28K+/yr, I have NO housing expenses, I have only $232 in consumer debt, and my FICO scores are in the mid 700's. Additionally, this loan will at least double my income!

Welcome to my town - one of the?busiest and most unusual?tourist destinations on Earth. I drive a taxi in this?crazy place, and I need to increase my earnings by purchasing my own vehicle. I?ve turned to Prosper only because commercial lenders won?t lend for taxi use without 2 yrs of business history.

Working 1/4 of a taxi's on road hours, I generated more than $16K in walk on fares during our last 4 month summer season. This excludes dispatch calls, HUGE tips, and?off season revenue. I will double my work hours, and?I will hire drivers to generate revenue when I am not working. Most significantly, I won't have to turn over 60-65% of my fares?to "the company."? The taxi will most likely be a bright yellow, Scion XB (like this).

Aggressive marketing is planned, including existing barkers being?given yellow taxi dispatch shirts/jackets and 20% of the fares that they call in. What's a "barker," you wonder? Meet Dan - he is a barker.

Why am I a good candidate for this loan? Because I'm 40 y/o, I enjoy stability, and I don't take risks. I wouldn't do this were it not guaranteed to be successful. Most importantly, I have big plans for the next few years of my life, including home ownership, and I can ill afford to default on any loan. I monitor my credit reports closely, and a 2 point drop in FICO sends me into panic. I nearly cried when I received my Scorex Plus score. You will get paid.

Monthly Expenses: *Rent/Utilities - $0, Phone - $50, Groceries - $400, Credit Cards - $0 - $100. That's it!
*I receive a free apartment in exchange for property / seasonal rental care.

Thank you in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450305
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$271.29

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1976	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	13 / 13	Length of status:	30y 10m
Credit score:	640-659 (Mar-2010)	Total credit lines:	32	Occupation:	Realtor
Now delinquent:	0	Revolving credit balance:	$88,901	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brightest-bonus-exec	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
lynwood apts rehab
Purpose of loan:
This loan will be used to? help pay for rehab of 4 unit apartment building i own.

My financial situation:
I am a good candidate for this loan because? i have been in this business for 31 years and own over 200 units.

Monthly net income: $ 7500.00

Monthly expenses: $
??Housing: $100.00??Insurance: $ 800.00
??Car expenses: $?200.00??Utilities: $?200.00??Phone, cable, internet: $?200.00??Food, entertainment: $?100.00??Clothing, household expenses $
??Credit cards and other loans: $?1000.00??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450307
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,350.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$603.90

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1982	Debt/Income ratio:	14%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 12	Length of status:	9y 10m
Credit score:	700-719 (Mar-2010)	Total credit lines:	72	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$35,021	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	morgabe	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 77% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	5 ( 23% )	700-719 (Feb-2010) 700-719 (Jan-2010) 720-739 (Mar-2008)
Principal balance:	$6,627.50	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Ask Any and All Questions
Purpose of loan:
This loan will be used to? work on my home and pay some cards before they raised rates before the new laws go into effect.?

My Propser ratings have improved due to disputes with bureaus. I am waiting for more disputes to come through as my utilization is NOT 95%, but thought I would still try.

My financial situation:
I am a good candidate for this loan because? I've worked hard to prove myself in the past 5.5 years since my Chapter 7 discharge.? Nothing 30 days late, increase in credit scores.? I've steadily gotten raises and my job security is strong because I am putting together a program that I am?the only person where I live with the needed qualifications.? ??

Monthly net income: $ 19,000

Monthly expenses: $
??Housing: $ 4600
??Insurance: $ 1800 (houses, cars, disablity, life)
??Car expenses: $ 1600
??Utilities: $?380
??Phone, cable, internet: $ 600
??Food, entertainment: $ 1500 (family of four which includes two growing boys - groceries cost a lot for them!)
??Clothing, household expenses $ 300
??Credit cards and other loans: $
??Other expenses: $ 1500 (including current Prosper)

Thank you for giving this serious consideration
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,775.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$351.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1995	Debt/Income ratio:	5%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	2 / 1	Length of status:	3y 4m
Credit score:	640-659 (Feb-2010)	Total credit lines:	11	Occupation:	Engineer - Mechanic...
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	Peaceful-Warrior	Borrower's state:	NewHampshire	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off AmEx, Reducing Stress
Loan Purpose:
Pay AmEx off in Full after unplanned serious expenses.? They require payment in full each month.? I don't have the full amount or the ability to roll the debt over to the next month.? (all payments have been on time or early, except when I was unemployed in 2006 which?is ?how I ended up being an HR rating)? This loan will allow me to pay the balance over time.

I?m single person, out of a long term relationship, starting over. Furniture and other miscellaneous expenses put it on my AmEx.? I have been rolling over the debt and lowering the balance, never late $0 revolving credit.? I found myself needing to get serious car repairs: Wheel Bearings, Brakes, Clutch, Transmission Work, Tires, and more. Runs great now, but I had to use AmEx. I need the car to get to work and now with a much higher balance I can?t role the debt over. (I own the car)

Prosper makes me seem like a risky investment (HR), but there is more to people than ratings. This loan will?reduce payments, save money, rebuild credit, reduce stress and help me sleep at night. With your help I will succeed. Debt free in 3 years. Thank you for your help. It will be worth it for you! Have questions? Please ask.

I?m Worth the Risk / Financial Situation: $2240 to pay loan
I have been in a good job for the past 3+ years with a stable company. Paying off AmEx leaves me the money for the loan: $4300 income - $2060 expenses = $2240 expendable. DTI = 5%?

As an Eagle Scout I learned personal responsibility. I am responsible for borrowing this money as well as paying it back.

In 2006 I lost my job due to a plant closure. Credit cards were low priority. Once employed again, I worked with the creditors; 2 offered settlements and the 3rd a payment plan, back on track for the past few years. Applying to my CU I found errors in my credit report: still shows 2 now delinquent and $0 delinquent. I am in the long process of making the corrections. Finding Prosper, I would rather pay real people (people helping people). I used to have 720+ credit and I want that again. Repaying this loan will definitely reprove my credit worthiness.

Monthly Net Income: $4300
Monthly expenses: $2060
Housing, all utilities: $830
Gas, Car Insurance: $380
Food, entertainment, household: $545
Other: $305 (payment plan)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450313
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.13%	Starting borrower rate/APR:	7.13% / 7.47%	Starting monthly payment:	$61.87

Auction yield range:	3.04% - 6.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	11y 2m
Credit score:	780-799 (Mar-2010)	Total credit lines:	13	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$56	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	farchoir	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Easy money
Purpose of loan:
This loan will be used to? Establish good borrowing history on prosper for future loans/reinvestment.

My financial situation:
I am a good candidate for this loan because?I don't need this money. Although a little extra cash around tax time is always helpful I have plenty of savings, am a current lender on prosper, and am only looking to improve my credit for future use.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450315
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$290.98

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	34%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	30 / 29	Length of status:	24y 7m
Credit score:	660-679 (Mar-2010)	Total credit lines:	61	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$37,429	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Lanz	Borrower's state:	Texas	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	60 ( 100% )	660-679 (Latest)
Principal borrowed:	$11,500.00	< mo. late:	0 ( 0% )	660-679 (Jan-2008) 660-679 (Dec-2007) 660-679 (Feb-2007)
Principal balance:	$1,563.62	1+ mo. late:	0 ( 0% )
Total payments billed:	60
Description
Multi-purpose loan

Relisting with lower amount and higher interest and hoping for full funding.

Purpose of this request:
The primary objective of this?request ?will be used to combine?high interests CitiFinancial and GE Money Bank.
I have been paying these accounts for the past 3 years and the balance still at 50% of the original amounts.

I have steady employment and I have been at my job over 25 years. With your assistance, this loan will enable me to payoff those high interest accounts. Thank you for your kind consideration.
You will be paid and that is my promise !

Current financial situation:
I am a good candidate for this loan because I have an excellent on-time payment history with Prosper and paid one Prosper account in full. Many thanks for my previous lenders. I truly appreciate you!

Monthly Expenditures At-a-Glance:

Steady Monthly net income: $ 6850

Monthly expenses:??
??Housing: $ 1012
??Insurance: $?120
??Car expenses: $ 0
??Utilities: $ 260
??Phone, cable, internet: $ 80
??Food, entertainment: $ 450*
??Clothing, household expenses $ 420*
? Credit cards and other loans: $ 3500

? * Variances due to historical average estimation. Amount can certainly be lower, if necessary
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$106.12

Auction yield range:	11.04% - 28.99%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1991	Debt/Income ratio:	34%
Basic (1-10):	7	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	19 / 17	Length of status:	6y 4m
Credit score:	700-719 (Mar-2010)	Total credit lines:	46	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$265,446	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Tahoe1960	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off other credit lines
My financial situation:
I am a good candidate for this loan because I have substantial, steady income and have never defaulted on a credit obligation.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$334.75

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1976	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	8y 10m
Credit score:	640-659 (Mar-2010)	Total credit lines:	43	Stated income:	$100,000+
Now delinquent:	0	Revolving credit balance:	$17,192
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	red-bountiful-velocity	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Grandma Needs Help !!
Purpose of loan:
This loan will be used to help my daughter achieve her dreams. She is working in a?store that sells baby clothes and?furniture. The owner wants to retire but?my daughter is short of cash to close the deal. The owner does not have the store on line and by just adding that feature my daughter believes she can double the income in 6 months. My daughter is a great mother with two children and a wonderful husband. We are all working as a family to help her dream come true.?

My financial situation:
I am a good candidate for this loan because?my income (including my husband) is over $300,000 per year. Just our guaranteed retirement income is approximately $100,000. This loan will not be a problem to pay back. My low credit rating is due to a lawsuit my family successfully won but couldn't pay the $ 1 million attorney fees. Thus, Chapter 7 was the only answer.

Monthly net income: $ 25,000

Monthly expenses: $ 14,000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$99.40

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1993	Debt/Income ratio:	14%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 5	Length of status:	11y 1m
Credit score:	640-659 (Mar-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$1,483	Stated income:	$25,000-$49,999
Amount delinquent:	$10,680	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 5	Homeownership:	Yes
Delinquencies in last 7y:	55
Screen name:	compassion-orchestra	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
TO HELP MY SISTER WITH CANCER
Purpose of loan: Personal
This loan will be used to help my disabled sister with cancer?pay her medical insurance premium, get a pair of eye glasses, pay medical and dental bills and pay down on my credit cards.

My financial situation:
I am a good candidate for this loan because I work full time and still have a good job thru this bad economy.I have worked here over 11 years.My home mortgage is now in the final stages of a loan modification, this has taken over a year so far and still pending.?I have worked hard to rebuild my credit and pay alot of my old debts off. I realize I do have negative items on my credit report but to the best of my knowledge they are all paid in full. I also have a room mate to help me share expenses.This loan is very important to me (us)?and I will be responsible with it. I want my?credit?to be?better so?if I need another loan down the road?it will be?easier to get one?and benefit me in savings in the long run.?Please help me! Please give me a chance! Thank you, L.
Monthly net income: $ 2104.00

Monthly expenses: $
??Housing: $ 1004.87
??Insurance: $?122.00
??Car expenses: $?100.00, (I ride share)
??Utilities: $?50.00
??Phone, cable, internet: $ 21.95
??Food, entertainment: $?60.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 264.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450323
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$230.93

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1989	Debt/Income ratio:	36%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 8	Length of status:	14y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	5	Revolving credit balance:	$107,883	Stated income:	$50,000-$74,999
Amount delinquent:	$5,800	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	witty-bazaar9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card
Purpose of loan:
This loan will be used to? pay off a high interest credit card.

My financial situation:
I am a good candidate for this loan because? I have been at my job for 15 years and lived in my house for 17 years.? Up untill about a year and half I had a good credit score.? Due to some on foreseen things, I was unable to make payments on my credit cards and when I fell a few months behind they jacked up the interest rates and I was unbable to catch up.? Since then I have paid one of the cards off and this loan will?pay off the other ( they are not really working with me with interest rate)? The monthly payment of this loan is not that much more than their monthly payment, yet I will have the loan payed off in 3 years vs. thier 30 year calculation.

Monthly net income: $3200

Monthly expenses: $
??Housing: $720
??Insurance: $ 200
??Car expenses: $ 450
??Utilities: $ 100
??Phone, cable, internet: $ 175
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450325
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$72.34

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1994	Debt/Income ratio:	21%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	8 / 6	Length of status:	2y 0m
Credit score:	660-679 (Mar-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$1,924	Stated income:	$25,000-$49,999
Amount delinquent:	$33	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	astute-rupee	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
i plan to use the loan to pay off my credit cards so it will improve my credit score reduce interest rates.im a good risk for a loan payback i work on a military base with steady income. im always on time to pay my bills.most of the time i pay them 2weeks before their do.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$161.16

Auction yield range:	17.04% - 25.00%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	33%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 5	Length of status:	4y 6m
Credit score:	640-659 (Feb-2010)	Total credit lines:	45	Occupation:	Military Officer
Now delinquent:	0	Revolving credit balance:	$13,392	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	8
Screen name:	credit-squirrel0	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Military Officer Paying off Debt
Purpose of loan: Debt Consolidation of Non-Revolving Accounts
This debt consolidation loan will allow me to pay off this loan with a lower interest rate sooner?with more money in my pocket each month.

My financial situation:
I learned the Hardway about credit cards and paying on time in my college years. I have been on-time since I joined the Army.

I am a good candidate for this loan because I am through my college years; I am now an Officer in the US Army and also have a family to support. Getting this loan will enable me to support my family with much more ease. I am an honest and trustworthy candidate, I can validate my income, position, status, and gurantee that I will pay as agreed and never put my family or career in jeapordy.

Monthly net income: $ 6200

Monthly expenses: $ 4200
??Housing: $ 1000
??Insurance: $ 150
??Car expenses: $200 Fuel?
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $?600
??Clothing, household expenses $100
??Credit cards and other loans: $ 1500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450335
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$493.78

Auction yield range:	4.04% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	26%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	4y 1m
Credit score:	740-759 (Mar-2010)	Total credit lines:	31	Occupation:	Scientist
Now delinquent:	0	Revolving credit balance:	$29,232	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	velocity-chuckler	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to completely pay off 2 credit cards and half of another.??The interest rates?on the cards are variable and pretty high and I'm looking to get a lower fixed rate so I can pay the debt off sooner and save money on interest.? We are maneuvering ourselves to be able to?pay cash for most everything within a couple of years.?

My financial situation:
I am a good candidate for this loan because paying off?debt is our?#1 priority.? We do not pay any bills late and haven't for more than 13 years.? We?pay more than what is due each month.? Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.03%	Starting borrower rate/APR:	15.03% / 17.20%	Starting monthly payment:	$294.78

Auction yield range:	6.04% - 14.03%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1979	Debt/Income ratio:	61%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	21 / 20	Length of status:	7y 2m
Credit score:	720-739 (Mar-2010)	Total credit lines:	34	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$59,448	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	contract-machine	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan For Corporate Tax
Purpose of loan:
This loan will be used to pay Corporate Tax due.

My financial situation:
I am a good candidate for this loan because the corporation accounts receivable, once received, can cover this loan three times over.? Due to the economy, my main client is waiting for payment from their main client before they can pay me.? I have been promised the money by my client within a few months. I'd rather do this than make a payment plan with the IRS, which will be my last resort.? I have no late payments in my credit history.? Also, in addition to this consulting business, I have a full-time consulting job on W2 basis.? I am an Embedded Systems Engineering consultant with 30+ years experience.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450339
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1991	Debt/Income ratio:	24%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 7	Length of status:	17y 7m
Credit score:	700-719 (Feb-2010)	Total credit lines:	52	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$364	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Larraybee	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,300.00	< mo. late:	0 ( 0% )	640-659 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Debt Consolidation
Purpose of loan:
This loan will be used for debt consolidaton

My financial situation:
I need the loan for debt consolidation. I? have a very good history or repaying my debts, as I have never failed to repay a debt. The proceeds from the loan will be used in connection with other funds that I will receive (not a loan) to pay my debt. Now that my daughter has graduated from college, I no longer have her college expenses to pay. Finally, I have been employed with State Government since 1992 in a professional capacity and I have a very stable job. In addition, I have a part-time consulting firm, which will be an asset.??This loan will enable me to reduce my monthly debt?payment by $500.00.???
?Monthly net income: $ 3833.00

Monthly expenses: $
??Housing: $ 871.00
??Insurance: $ 150.00
??Car expenses: $ 200.
??Utilities: $ 140
??Phone, cable, internet: $ 89
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 992
??Other expenses: $ o

Monthly net income: $ 3833.00

Monthly expenses: $
??Housing: $ 871.00
??Insurance: $ 150.00
??Car expenses: $ 200.
??Utilities: $ 140
??Phone, cable, internet: $ 89
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 992
??Other expenses: $ o
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1980	Debt/Income ratio:	65%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	15 / 9	Length of status:	6y 6m
Credit score:	720-739 (Mar-2010)	Total credit lines:	27	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$151,029	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	market-prominence3	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit card debt
Purpose of loan:
This loan will be used to consolidate and pay off credit card debt.? The economic downturn reduced my income and investment income.? I have closed several accounts and have been working hard to reduce my overall debt.??

My financial situation:
I am a good candidate for this loan because I have had credit for over 30 years and have always paid my bills.?? I'm working hard to get my financial house in order again and this loan will help me do so.?? Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450345
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1980	Debt/Income ratio:	26%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	24 / 17	Length of status:	21y 9m
Credit score:	640-659 (Feb-2010)	Total credit lines:	59	Occupation:	Civil Service
Now delinquent:	3	Revolving credit balance:	$9,402	Stated income:	$50,000-$74,999
Amount delinquent:	$166	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	33
Screen name:	kmb587	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	44 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-659 (Jan-2010) 640-659 (Dec-2009) 640-659 (Nov-2009) 680-699 (Aug-2008)
Principal balance:	$1,818.58	1+ mo. late:	0 ( 0% )
Total payments billed:	44
Description
44 On Time Prosper Payment Record
Purpose of loan:
I had some fraudulent activity occur on my bank account . It was a bank error and it is now straightened out. However, during that time waiting for it to be cleared up, I needed some funds and wasn't able to obtain a prosper loan in time so I had to use some payday loans. I don't like that I had to do this because of their "interest" rates. This loan will pay those off completely and keep the rest of my bills up to date. I would appreciate your assistance in keeping my credit going in the right direction. Thank You.
My financial situation:
I have been at my current job for over 21 years and it is very secure.?I am a 911 dispatch supervisor, answering calls and dispatching both police and fire runs.
Monthly net income: $ 2900
Monthly expenses: $
??Housing: $ 1068
??Insurance: $ 106
??Car expenses: $
??Utilities: $ 110
??Phone, cable, internet: $ 155
??Food, entertainment: $?50
??Clothing, household expenses $?
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$565.45

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1995	Debt/Income ratio:	53%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-5):	1	Current / open credit lines:	0 / 0	Length of status:	0y 3m
Credit score:	640-659 (Mar-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$978	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	southfloridadad08	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vending Operation
Purpose of loan:
The proceeds of this loan will be used for the purchase or rental of state of the art combination vending machines. The units would have a drink mix consisting of energy, soda & health drinks, as well as snacks, healthy side items & other in-demand products as well as hot & cold meal choices. These units will be placed in high traffic locations via a professional placement company, in locations in my area for easy weekly fulfillment & upkeep and monitoring. Loan proceeds will also act as operating capital and to guarantee weekly inventory upkeep as well as repayment of the loan. Starting with 2-5 units with expansion goals of 10-20 within 3 months.

My financial situation:
I feel that I am a good candidate being a hard working single father that is employed with a stable worldwide company soon to be transitioning from part time to full time status. I also feel that having retail experience, a very reliable vehicle with low mileage, as well as experience with vending machine fulfillment, helps to make me a good candidate for this loan. I am no different than most, whereas I've hit some turbulence along the way and it's taken a while to finally be back on stable ground again. This loan would facilitate generating the multiple streams of additional income that I seek to provide for my family.

Monthly net income: $ 1075.00

Monthly expenses: $ 380.00
??Housing: $ 100.00
??Insurance: $
??Car expenses: $ 125.00
??Utilities: $ 40.00
??Phone, cable, internet: $ 40.00
??Food, entertainment: $ 75.00
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450351
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1964	Debt/Income ratio:	54%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	2 / 2	Length of status:	11y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	49	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	17
Screen name:	newest-payout-prophesy	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Home, Appliances/ Landscaping
Purpose of loan:
This loan will be used to buy new kitchen appliances and landscaping for a new home we recently purchased.

My financial situation:
I am a good candidate for this loan because?I am retired from a major corporation with pension income.?
Other than housing expense I have no credit card or personal loan debts.
Monthly net income: $6,000.00

Monthly expenses: $3,986.00
??Housing: $ 2,400.00
??Insurance: $116.00?
??Car expenses: $290.00
??Utilities: $?260.00
??Phone, cable, internet: $120.00
??Food, entertainment: $600.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $0.00
??Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450353
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$813.88

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1995	Debt/Income ratio:	28%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 5	Length of status:	3y 8m
Credit score:	660-679 (Mar-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$3	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	commitment-bear5	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement-debt consolidation
Purpose of loan:
This loan will be used to put vinyl siding on my home and pay off two high interest?debts.?

My financial situation:
I am a good candidate for this loan because I am currently paying triple on one debt, double on one debt, and extra on vehicle, mortgage, and afew other debts.

Monthly net income: $ 2400+

Monthly expenses: $
??Housing: $ 1100 (note is $963.69 including all insurances)
??Insurance: $ 275 (vehicles)
??Car expenses: $ 800 (two vehicles)
??Utilities: $ 160
??Phone, cable, internet: $ 180
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 700
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$240.31

Auction yield range:	11.04% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	5y 4m
Credit score:	680-699 (Mar-2010)	Total credit lines:	19	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$5,984	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	point-sherpa	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of credit cards
Purpose of loan:
I plan to use the loan of $6,000 to pay off my credit card debt, which was accumulated during a period of unemployment.? I consider myself to be a fiscally responsible person, but a 6 month period of unemployment prior to my current job, several unexpected moves, and a couple of plane tickets home to attend to a family emergency really took a toll on my finances.? It?s a common story these days, but I?ve found that I am just paying interest at this point, and other debt consolidation companies had a lot of hidden fees and turned out to be real sharks (I had one guy tell me to cut down on my shoe budget, as though I?m running around blowing money on expensive cloths).? I?d like to start putting my money in savings, and get ahead of my finances.? I?m tired of just surviving; I?d like to be able to plan for my future.

My financial situation:

I am basically living pay check to pay check, holding my breath during non-paycheck weeks.? I earn a decent living, but between rent, student loans, NYC travel expenses, and credit card payments, there just isn?t much left.

I am a good candidate for this loan because?

The debt I have accumulated during a tough period in my life financially.? I?ve never missed a credit card payment, rent, or student loan payment.? I do not live above my means; I?m really living just at my means.? Getting this loan is apart of a plan to start saving some serious money for my future.? Also plan to down size my rent and have been cutting my other expenses down over the past few months.

Monthly net income: $ 2,400

Monthly expenses: $
??Housing: $950
??Cat Insurance: $25
??Subway: $89
??Utilities: $40
??Phone, cable, internet: $70
??Food, entertainment: $150
??Clothing, household expenses $60
??Credit cards and other loans: $450
??Other expenses: $230
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1990	Debt/Income ratio:	4%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	0 / 0	Length of status:	0y 10m
Credit score:	640-659 (Mar-2010)	Total credit lines:	5	Occupation:	Clerical
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$3,644	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	vivid-peace	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A New Life
Purpose of loan:
This loan will be used to? Create a stable base for myself and my family to get off to a new start.? Paying off some medical debt would go along way to help us be in a better position financially.? I am hoping to improve my credit rating as well.

My financial situation:
I am a good candidate for this loan because?I am a hard worker and am trying to make sure my child has wonderful chances in life.? In my younger years,? I may have made mistakes but I would love a chance to prove myself and restart my life for the better.?? The negative balance on my credit score is actually a medical bill I had thought was taken care of.?

Monthly net income: $ 1840 after taxes

Monthly expenses: $
??Housing: $ 200
??Insurance: $ 300 every 6 months
??Car expenses: $ 188
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 0
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2007	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 4	Length of status:	3y 8m
Credit score:	600-619 (Mar-2010)	Total credit lines:	9	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$2,267	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ANA5TA51A	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	580-599 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Furniture
Purchase furniture:
This loan will be used to replace out of date, old furniture.

My financial situation is good, i would rather finance on here rather than through a company with a HIGH apr, and changing rates:
I am a good candidate for this loan because I am military enlisted with a steady income.

Monthly net income: $3,000.00

Monthly expenses: $
??Housing: $
??Insurance: $100.00
??Car expenses: $150.00
??Utilities: $69.00
??Phone, cable, internet: $100.00
??Food, entertainment: $100.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $300.00
??Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	11 / 9	Length of status:	9y 3m
Credit score:	660-679 (Mar-2010)	Total credit lines:	25	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$17,060	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	commerce-exchanger7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? consolidate????????????

My financial situation:
I am a good candidate for this loan because? I pay my bills on time

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 843
??Insurance: $ 266
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450383
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,050.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.37%	Starting borrower rate/APR:	28.37% / 30.72%	Starting monthly payment:	$85.21

Auction yield range:	11.04% - 27.37%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2000	Debt/Income ratio:	48%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 11	Length of status:	2y 8m
Credit score:	680-699 (Mar-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,023	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	skau	Borrower's state:	NewJersey	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-679 (Aug-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
To pay medical bills
Purpose of loan:
This loan will be used to pay medical bills.

My financial situation:
I am a good candidate for this loan because I have a steady Job and I am paying all my bills in time. I borrowed from prosper in September 2009 and paid off that loan in February. This loan will be used for medical bills.

Monthly net income: $ 1750/- (approx)

Monthly expenses: $
??Housing: $ 0 (Paid by husband)
??Insurance: $ 61
??Car expenses: $ 276
??Utilities: $ 50
??Phone, cable, internet: $ 53
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 582
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450385
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$191.86

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	21%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 13	Length of status:	1y 9m
Credit score:	760-779 (Mar-2010)	Total credit lines:	27	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$40,178	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	jds175	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Make Interest off Bank of America
Purpose of loan:
This loan will be used to pay down my only credit card that currently has?a balance.? I recently got married and bought a house which unfortunately needed a lot of cash.? Originally my interest rate was reasonable, but with the recent change of?my credit card compamy's policy, my interest rate?doubled.? This loan will allow me to stop giving money to big banks and give someone else the chance to get a higher interest rate on their money.? By setting up this?structured payment plan, my aim is to?eliminate my?accumulated debt?faster.

My financial situation:
I am a good candidate for this loan because I have never missed a monthly payment in a minimum of five?years on any of my credit cards or mortgage payments.? Moreover, my high credit score?illustrates my commitment to paying my bills and those I owe money to on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$159.88

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	17%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	0y 6m
Credit score:	700-719 (Mar-2010)	Total credit lines:	28	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$30,893	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bhorenst	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying IRS Tax Bill Due in April
Hi Prosper Lenders,

I am looking for a loan to pay my tax bill due April 15. I've lent a little bit of money on Prosper and I'm now trying it out on the other side as a borrower. Last year I was in between jobs and did some contract work, so my income was sporadic. I now have fulltime employment and I also am the owner of a profitable business. However, cash flow has been a challenge for me because of some unexpected medical bills over the last year. I'm trying to pay off credit card debt related to those bills as fast as possible and I'd like to avoid just charging my credit card to pay my tax bill.

I'm confident I'll be able to pay this loan on time. I have never missed a payment for anything, ever. I have good credit and I now have the steady monthly income to make it work. I don't have a car payment. My priority right now is getting my credit card debt paid off.

I know a lot of you might be wondering why I wouldn't just pay the penalties and interest and set up a payment plan with the IRS. Frankly, I'm not interested in getting into a debt situation with the IRS so early in my career. If I can find a reasonably priced loan option through Prosper, I'd be much more comfortable doing it that way. Having debt with the IRS just seems best avoided.

Here's how my budget breaks down:

Monthly net income: ~$4000
Monthly expenses: ~$3200
Housing: $1065
Insurance: $100
Utilities: $250
Food/Dining: $800
Auto/Fuel: $150
Credit cards/other loan payments: $800

All my extra cashola is going towards debt.

Thank you for your help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$249.57

Auction yield range:	11.04% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	8y 0m
Credit score:	720-739 (Mar-2010)	Total credit lines:	16	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$4,194	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	monroviachick	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	720-739 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	720-739 (Aug-2007)
Principal balance:	$2,297.09	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Getting Married
Purpose of loan:
This loan will be used to pay for my wedding

My financial situation: I am working full time as a Jailer at one Police Department, and I just started Part-Time Dispatch at another PD. I got the part-time job to pay for the wedding but now that department might be closing down within the next three months. :( So now I need help to pay for the remainder of the wedding details. Things I still need to pay off for the wedding: Reception Rental Fee: $500- left to pay Tables/Chair Rental Fee: $700- Linens/Plates/Cups/Silverware Rental: $700- Flowers for ceremony & reception: $600-700ish DJ: $500- Minister/Officiant: $500- Photographer: $400- Hair & Makeup: $200- Bridesmaids/Groomsman gifts: $500- Total so far $4700- Ceremony Programs, Aisle Runners, Rose Petals, & Misc small items still left to pay for too. And an extra couple thousand as a cushion for the unknown/last minute problems.
I am a good candidate for this loan because I am working full-time and part-time. I can make payments every month and in August I will finish paying off my first prosper loan and I will have an additional $400/month to pay the loan off faster :) I've never been late making my prosper loan payments and my credit is good. Thank you all so much for your help in making my wedding possible :D Much love to you all!! BTW We are getting married this September 4 :)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450409
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$403.22

Auction yield range:	11.04% - 18.00%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	16%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 15	Length of status:	1y 6m
Credit score:	680-699 (Mar-2010)	Total credit lines:	27	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$36,728	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	charlottelender	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 96% )	680-699 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	1 ( 4% )	640-659 (Jan-2008) 640-659 (Oct-2007)
Principal balance:	$1,246.18	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Looking to Lower Interest Rate
Purpose of loan:
I need $11,000 to payoff a credit card that has a much higher interest rate.? Looking for a loan for about 6 months, until my work bonus hits my bank account.

My financial situation:
Very good debt to income ratio. Credit score is low because of number of lines of credit. I have a lot of different? credit cards from retailers, 3 sources for student loans, a few mortgages on other property.? Im only 26 and have about 5 years of history, which might be why I don't have higher credit. I have some credit inquiries from shopping around for a mortgages for previous homes. I have about 100k+ tied up in other homes, and prefer not to leverage them. Have never had a late payment on any of them. I also paid off a 10k car loan a few months ago, which in hindsight I should have kept to have some free cash.

?I receive a work bonus in a few months, but making loan payments will not be an issue. See my previous prosper loan, it has always been paid on time.

Monthly net income: $ 5000??(bonus compensation is an additional approx. $5000/mo. but its a lump sum that comes in a few months.)

Monthly expenses: $
??Housing: $ 1075
??Insurance: $ 0
??Car expenses: 0, public transportation pass paid for by work
??Utilities: $ included in?housing expense
??Phone, cable, internet: $ 140 (70 -?cell phone, 70-cable/internet)
??Food, entertainment: $ 300
??Clothing, household expenses $ 200?
??Credit cards and other loans: $ 800
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$259.99

Auction yield range:	11.04% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2003	Debt/Income ratio:	36%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 14	Length of status:	3y 9m
Credit score:	660-679 (Mar-2010)	Total credit lines:	39	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$18,765	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	courageous-benjamins8	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for my MBA
Purpose of loan:
This loan will be used to pay for additional education costs for my MBA

My financial situation:
I am a good candidate for this loan because I currently hold a 4.0 GPA.? I work full time as an Actuary and study hard to keep my 4.0 in school.? I have never had a late payment and since I currently live at home my income goes strictly to pay off debt.

Monthly net income: $ 3,000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $100
??Utilities: $ 0
??Phone, cable, internet: $ 85.00
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 700
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$320.41

Auction yield range:	11.04% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	41%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	0y 2m
Credit score:	720-739 (Mar-2010)	Total credit lines:	27	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$16,125	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	supreme-economy	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Improvment
Purpose of loan:
This loan will be used to existing business by acquiring new machines for faster production.

My financial situation: I am in good standing financial situation but due to the economy it has been hard maintaining and improving business however I will be able to make the payments on time for the loan I just need the money now to get the new machines needed for expansion.
I am a good candidate for this loan because by expanding my business I will be able to pay the loan back quicker and provide more for my family.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$904.31

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1980	Debt/Income ratio:	42%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 15	Length of status:	1y 10m
Credit score:	760-779 (Mar-2010)	Total credit lines:	42	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$49,545	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	justice-orbit	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? to consolidate? a few credit cards

My financial situation:
I am a good candidate for this loan because? I have always paid my bills and will continue to do so.? My wife also works and earns $74,500 per year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$256.19

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	12%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	18 / 17	Length of status:	2y 5m
Credit score:	840-859 (Mar-2010)	Total credit lines:	50	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$20,733	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	exuberant-truth816	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?Consolidate credit card debt and lower my interest rate payments.?

My financial situation:
I am a good candidate for this loan because?I make a good income, almost half of which is a federal pension and highly secure. I?made my last college payment for the last of my three children just a few days ago (using the credit card). I will be in a positive cash flow situation for the rest of my life. The major part of my debt was on a interest free credit card that just expired. I plan to pay off this loan quickly but want to do so at a lower interest rate.
This loan will be well secured. Besides my house which is valued at 400k, I also have almost 500k in my 401k. I can withdraw well over 10k this year without penalty because of education payments if necessary to help pay off the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.35%	Starting monthly payment:	$48.40

Auction yield range:	4.04% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	43%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	15 / 9	Length of status:	0y 8m
Credit score:	720-739 (Feb-2010)	Total credit lines:	36	Occupation:	Skilled Labor
Now delinquent:	2	Revolving credit balance:	$7,900	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	21
Screen name:	DaSnake	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	720-739 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 3% )	720-739 (Dec-2009) 540-559 (Nov-2006) 520-539 (Oct-2006) 540-559 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Mustang GT Repairs
This loan will be used to make repairs to my 1996 Mustang GT.? Currently it needs to have a new intake manifold and air conditioner compressor along with complete tune up.???I am only asking for $1500 to get the intake manifold replaced and complete tune-up at this time, I can wait until the summer for the AC repairs.?This will be my second loan here through Prosper; my payments for this loan will be automatic withdrawals from my account.?The one late payment to Prosper was due to?my retirement from the U.S. Army after 21 years and a delay in my retirement/disability pay.?I recently started?on a new job and will have no problems making my payments.?? Thank you for considering me for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450421
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$69.33

Auction yield range:	11.04% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	30%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	21 / 17	Length of status:	3y 10m
Credit score:	660-679 (Mar-2010)	Total credit lines:	45	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$31,557	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kinetic-justice7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to pay off portions of high interest rate credit cards

My financial situation:
I am a good candidate for this loan because I am employed, salaried, and am able to satisfy repayment terms.

Monthly net income: $ 3,873.00

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ 35 (Electric only)
??Phone, cable, internet: $ 180.00
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$320.24

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1983	Debt/Income ratio:	24%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 12	Length of status:	3y 5m
Credit score:	820-839 (Mar-2010)	Total credit lines:	32	Occupation:	Pharmacist
Now delinquent:	0	Revolving credit balance:	$5,805	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	valiant-dinero9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Loans
Purpose of loan:
This loan will be used to?
Pay off?other crdit balances.

I am a good candidate for this loan because I have always met my obligations, have an excellent work history and a very well paying job?and am capable of adding more hours to my work schedule should?the need arise.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$92.91

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1997	Debt/Income ratio:	20%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 12	Length of status:	9y 10m
Credit score:	680-699 (Mar-2010)	Total credit lines:	36	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$34,847	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ore-creature	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Operating Capital
Purpose of loan:
This loan will be used to?
pay off some bills that I want to pay off.????
My financial situation:
I am a good candidate for this loan because?
I am capable of paying this loan back via direct draft from my checking account on a monthly basis over a 36 month period.????
Monthly net income: $
7083
Monthly expenses: $
??Housing: $ 550
??Insurance: $40
??Car expenses: $ 425
??Utilities: $ 200
??Phone, cable, internet: $ 110
??Food, entertainment: $ 325
??Clothing, household expenses $ 175
??Credit cards and other loans: $?825
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450437
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.90%	Starting borrower rate/APR:	18.90% / 21.12%	Starting monthly payment:	$164.72

Auction yield range:	17.04% - 17.90%	Estimated loss impact:	18.99%
Lender servicing fee:	1.00%	Estimated return:	-1.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1987	Debt/Income ratio:	13%
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 5	Length of status:	28y 5m
Credit score:	720-739 (Feb-2010)	Total credit lines:	29	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$21,080	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	13
Screen name:	kindness-voyager	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off bills
Purpose of loan:
This loan will be used to pay off bills into one payment?

My financial situation:
I am a good candidate for this loan because I got riped off?for 3,600.00 on? a loan that I was to recive and?Kenneth and Doyle riped me off
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$159.88

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1969	Debt/Income ratio:	39%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	21 / 16	Length of status:	12y 6m
Credit score:	740-759 (Mar-2010)	Total credit lines:	53	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$162,947	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	systematic-revenue6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off high interest rate credit cards.

My financial situation:
I am a good candidate for this loan because of my ability to repay the loan on the agreed terms.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$207.85

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	20%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	2y 0m
Credit score:	720-739 (Mar-2010)	Total credit lines:	4	Occupation:	Pilot - Private/Com...
Now delinquent:	0	Revolving credit balance:	$573	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	deal-library	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Aircraft Project
I have an opportunity to acquire a 1946 Stinson Voyager. The current owner has allowed the aircraft to fall out of annual inspection, and it needs a little work to be an airworthy aircraft. Current examples of this airplane in similar condition are selling for $8-10,000. In airworthy condition, a Stinson 108 (Voyager) can bring from $15,000-$30,000.

I am currently the Chief Pilot of the company I work for, I have job security and a decent income. The only unsecured debt I carry right now is my student loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1995	Debt/Income ratio:	28%
Basic (1-10):	1	Inquiries last 6m:	13	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	21 / 20	Length of status:	16y 1m
Credit score:	640-659 (Mar-2010)	Total credit lines:	40	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$9,378	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	theboomop	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	640-659 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	520-539 (Oct-2008) 560-579 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Military.. 2nd loan
Hi,
?Thanks for taking the time to take a look at my listing. This will be my second loan and I paid the first one off in 10 months. I?m not sure if that?s investors are looking for but hopefully that at least shows I will pay back any loan I receive. I?m looking for $6,500 to consolidate my high interest debt. I used the first loan to get me in a position to buy my first home, which I did and now I?m just looking to consolidate my debt. I was lucky to get a great deal on my house and actually have 50k to 60k in equity based on current comps, but banks just aren?t interested right now. I pay all my bills on time and only have one small?tick on my credit but that was due to some confusion over a refinance on a loan several years ago. I?m career military and have about 4 yrs to retirement (military). I hope you will consider my loan and know that it will be a guaranteed return.

Thanks again
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2004	Debt/Income ratio:	5%
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	7y 10m
Credit score:	640-659 (Feb-2010)	Total credit lines:	13	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,562	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	tree1050	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Maintenance Loan
Purpose of loan:
This loan will be used to?to pay some expenses related to car maintenance.

My financial situation:
I am a good candidate for this loan because?? I have a full time job and additional sources of income.

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$249.41

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	24%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 8	Length of status:	7y 0m
Credit score:	740-759 (Mar-2010)	Total credit lines:	20	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$2,639	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	SAP2008	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	740-759 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	740-759 (Jun-2008)
Principal balance:	$471.41	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Expanding Plant Nursery
Purpose of loan: This loan will be used to expand upon a profitable plant nursery and for loan consolidation.? I am ramping up this business to pay toward my kid?s college fund and so they will not have to work full time while going to college.? My wife and I have also been fond of plants and decided a few years ago to give the business a try which has met expectations thus far.?

My financial situation: I am a good candidate for this loan because I have sufficient cash flow to pay off this debt and have the credit capability to place it on my credit card but would rather pay interest to non corporate entities.? The loan consolidation portion with the interest rates I am paying to GE Money and on a Credit Card will almost pay for the balance which is going toward business expansion. I have a current prosper loan that is almost 2 years old with a perfect payment history which is the case will all of my bills.

Breakdown of the $6,000 requested amount is 41% is for loan consolidation and 59% to be used for Business Expansion. The two balances we plan on paying off with this loan account for $280 per month. As you can see, on a three year loan, I will be saving some significant cash per month by going through Prosper.

Business expansion is to add 3 additional growing beds (each bed will hold 1,764 one trade gallon pots); adding a new automatic watering system; converting two raised beds to cloning beds (each bed capable of cloning approx 2,000 plants); and finishing material for a new 12' x 24' Green House we have half finished already thanks to a very early spring here in Michigan. This puts us on track to meet our business goal of growing and selling 15,000 plants per year by 2013.

The funds received from the last Prosper loan went toward cloning stock material and a misting timer used in the cloning of plants. Last year, we tested this system out on a small scale and was very pleased with the results (thanks to information on the Internet). This years goal is to produce 4,000 clones.

Please feel free to ask questions and bid to fund this loan!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$143.60

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2006	Debt/Income ratio:	190%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	3y 7m
Credit score:	720-739 (Mar-2010)	Total credit lines:	4	Occupation:	Student - College S...
Now delinquent:	0	Revolving credit balance:	$5	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	blue-affluence-economist	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Spending money before med school
Purpose of loan:
As spending money before I start my summer research job.? I will be graduating in may with a degree in Chemistry/French and starting medical school in the fall.

My financial situation:
I will be starting a stable medical research job this summer and have a good, stable income to make payments quickly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$67.87

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2003	Debt/Income ratio:	18%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 13	Length of status:	3y 11m
Credit score:	660-679 (Mar-2010)	Total credit lines:	25	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$6,081	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	Jake_in_NY	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-679 (Nov-2009) 580-599 (Jul-2008) 560-579 (Jan-2008)
Principal balance:	$1,717.73	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Refi old Prosper Loan
Purpose of loan:
I'll be using this loan to pay off my prior Prosper loan (I used the first for my closing on the home I bought last year). Since?my credit was not the best and I was desperate to get the loan funded, I took the loan at a high interest rate.?
My financial situation:
I work full time as an insurance agent and I am in transition to a managerial position with the company. I have borrowed from Prosper in the past and I believe I have proven myself with my commitment to paying it back consistently on time. I have been working hard to get my credit rating as high as I can get while cleaning up prior financial mistakes.

Monthly net income: $ 2000

Monthly expenses: $ +/- 1750
??Housing: $ 600
??Insurance: $ 75
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 350
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	25.50%	Starting borrower rate/APR:	26.50% / 28.83%	Starting monthly payment:	$101.39

Auction yield range:	8.04% - 25.50%	Estimated loss impact:	7.11%
Lender servicing fee:	1.00%	Estimated return:	18.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1984	Debt/Income ratio:	35%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 15	Length of status:	1y 1m
Credit score:	660-679 (Feb-2010)	Total credit lines:	31	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$242,108	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	plentiful-leverage2	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
First step on the road to debt free
Purpose of Loan: After losing my job in 2008, I found a new job in 2009 and have been working getting my finances in shape and paying off my debt. For those of you who have gone through a job loss, it really wakes you up to reality. I have a long way to go, but I am actively working to create a balanced monthly budget, fund an emergency fund, and pay down some of the debt each month. This is a relatively small loan, but it will allow me to consolidate some very high interest debts with a three year payoff that I will be easy to make each month.

My Financial Situation: After starting my new job in 2009 I have focused on getting my finances in order. It is hard work, but it really feels good to finally be making progress. I had over-extended myself, and now is the time to make things right.

In addition to my full time job, I have started my own business to provide a second income to use to pay down my debt. Beginning in March 2009 I have a new contract that will pay me $1000 per month for the next several years. This is in addition to my full time job, and the extra income will be used to pay down debt, including this Prosper loan.

I have some other opportunities that I am looking at for additional income as well. My goal is to work hard to pay down debt and start enjoying life more again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$184.63

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1978	Debt/Income ratio:	12%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	31y 8m
Credit score:	720-739 (Mar-2010)	Total credit lines:	32	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$8,513	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bazaar-inspector	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	680-699 (Sep-2008)
Principal balance:	$2,332.77	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Loan for family (parents, daughters
Purpose of loan:
?This loan is going to be used for a few purposes, one is to assist my parents.? They will be entering a nursing home and need help with their expenses right now. I am also helping my daughter who had her first child in December.? She is a college graduate and is going online to finish her masters degree. She is not working at the time while her husband works two jobs.? She needs a little help also.
My financial situation:
I am a good candidate for this loan because?I always make my payments on time. I?have been in management with the same company for?20 years. I have a stable marriage and lifestyle.?I have a orignal prosper loan for $4000 and my payments are ALWAYS on time.? Current balance on the first loan is apprx. $2100.

Monthly net income: $ $5500

Monthly expenses: $
??Housing: $ 1600
Utilities?$300

??Insurance: $ 180
??Car expenses: $ 427 car note (paid off in November 08)
??Utilities: $ 250
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 250
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$341.78

Auction yield range:	11.04% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	46%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 13	Length of status:	10y 5m
Credit score:	700-719 (Mar-2010)	Total credit lines:	30	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$11,702	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	Christy2174	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	43 ( 100% )	700-719 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	0 ( 0% )	680-699 (Apr-2008) 720-739 (Aug-2007)
Principal balance:	$650.89	1+ mo. late:	0 ( 0% )
Total payments billed:	43
Description
Home Repairs Needed
Purpose of loan:
I will be using this loan?to make home repairs.? I have to replace an air conditioner and paint the?outside of my house.?

My financial situation:
I am a responsible person, and I have been with my employer for almost 11 years.? I am married with two children.??I am a very stable person, and my credit means a lot to me.??There will not be any problems paying this money back.? I don't want to put these purchases on credit cards, because it seems they are increasing rates without a cause.? I don't want to take that chance.? I appreciate?this opportunity.? This is my 3rd Prosper loan and it's my goal to eliminate all of my debt.

Monthly net income: $ 2,400.00 plus spouse's income of 3,956.

Monthly expenses: $ 3,334.95
??Housing: $ 1740
??Insurance: $ 111
??Car expenses: $ 446
??Utilities: $ 80
??Phone, cable, internet: $ 140
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 17.95
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1975	Debt/Income ratio:	99%
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	13 / 12	Length of status:	13y 2m
Credit score:	740-759 (Mar-2010)	Total credit lines:	34	Stated income:	$25,000-$49,999
Now delinquent:	1	Revolving credit balance:	$22,458
Amount delinquent:	$10,511	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	magma6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$159.88

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1974	Debt/Income ratio:	63%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	20 / 16	Length of status:	31y 4m
Credit score:	720-739 (Mar-2010)	Total credit lines:	34	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$64,378	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	diplomatic-income9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit card
Purpose of loan:
This loan will be used to? pay off a high interest credit card.

My financial situation:
I am a good candidate for this loan because?I am not late with any past or current debt and I have stable income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450511
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$164.12

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	31%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 3	Length of status:	0y 5m
Credit score:	640-659 (Mar-2010)	Total credit lines:	27	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$4,940	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	market-winner8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards!
Purpose of loan:
This loan will be used to? Pay off a couple of credit cards with high interest rates, and to have some extra cash for a future trip planned.

My financial situation:
I am a good candidate for this loan because? I am very trustworthy in paying my debt.? My bills are my first priority!? If I cannot afford it, I don't buy it... I am a shift manager for Aldi and I don't have a great income yet, but I am on a fast track to store management, by next year.? The starting salary for my upcoming position is no less than 70k annual.? The payments will be done in a timely manner and paid above the minimum amount, respectfully.? I am a recent Ole Miss grad and I have great future aspirations!

Monthly net income: $ 1920

Monthly expenses: $ 980
??Housing: $ 300 (I have 2 roommates)
??Insurance: $ 40
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 65
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 175
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450515
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$238.56

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2003	Debt/Income ratio:	36%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 7	Length of status:	5y 10m
Credit score:	700-719 (Feb-2010)	Total credit lines:	18	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$2,204	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	doctorgrab	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	700-719 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-639 (Dec-2009) 620-639 (Aug-2009) 660-679 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Start up business needs equipment
Purpose of loan:
This loan will be used to?
My new company Age of Herbs, is growing beyond belief. We formed in January began selling products in February through local business', and we are already 3/4 sold out, our website launches on April 1st 2010, www.ageofherbs.net I need to hire 1 to 2 people, buy machines, and storage equip, I have an application in to the SBA. With strong sales so far, inventory hasn't been a problem, I'm just afraid that I won't be able to keep up with demand and I won't have anything from the SBA before the site goes live.
?This is my final listing, I'm gonna hold off on two machines I wanted to get, there is just one bagging machine I have to get it costs $5800, this machine will make it possible for me to get most of the work done myself, my family has been donating there time to help this get completely off the ground.

My financial situation:
I am a good candidate for this loan because?
Along with this new business, I'm currently employed full time for a mom and pop business. have steady income and job security. I own my home no car payments and this new business allows me to keep my current job.

Monthly net income: $? this is based off of last year does not include new business
2773.34

Monthly expenses: $
??Housing: $ 381.00-this includes taxes and insurance also my fiance pays the other half, total Mortgage payment $762.
??Insurance: $ 38-car
??Car expenses: $ 100
??Utilities: $ 220
??Phone, cable, internet: $ 45
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $
Total $ Out:$1184
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450517
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1998	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	1y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	10	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$14,419
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	extraordinary-pound9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
Paying down tuition and credit cards

My financial situation:
I've worked in the private sector for 12 years ?

Monthly net income: $
$2000-3500
Monthly expenses: $
??Housing: $ 1150
??Insurance: $
??Car expenses: $
??Utilities: $ 40
??Phone, cable, internet: $ 150
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 400 month
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$542.59

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1989	Debt/Income ratio:	89%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 5	Length of status:	0y 5m
Credit score:	660-679 (Mar-2010)	Total credit lines:	22	Occupation:	Sales - Retail
Now delinquent:	2	Revolving credit balance:	$6,086	Stated income:	$1-$24,999
Amount delinquent:	$5,377	Bankcard utilization:	115%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	the-pure-payment	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards and divorce
Purpose of loan:
This loan will be used to?
consolidate my credit cards, cancel the cards, and to pay off my divorce.
My financial situation:would be great if I could simply pay off all of my credit cards.
I am a good candidate for this loan because?I have learned that there is no financial peace with credit cards and that they are financial death. I currently do not have a house payment or car payment, and I want to start anew without the debt of these cards.

Monthly net income: $ 1000.00

Monthly expenses: $ 0.00
??Housing: $0.00 roommate is allowing me to live here rent free
??Insurance: $60/month
??Car expenses: $40/wk for gas
??Utilities: $0
??Phone, cable, internet: $100/m..roommate is allowing me to live without utilities
??Food, entertainment: $300/m
??Clothing, household expenses $0
??Credit cards and other loans: $600/m
??Other expenses: $271/child support
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$542.59

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1994	Debt/Income ratio:	17%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	0y 0m
Credit score:	740-759 (Mar-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$38,151	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	abundant-durability7	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up costs IT Consulting LLC
Purpose of loan:
This loan will be used?as start up costs as IT Veterans is launched.? These funds will be used to compensate?a member in the absence/delay of being reimbursed by the Prime Contractor.? The Prime Contractor's payment schedule is net +30 days, which translates into IT Veterans first pay check being awarded on/around 1 Jun 2010. That's a 60 day delay without any income.? ????

My financial situation:
I am a good candidate for this loan because?my company was already awarded a Government subcontract agreement with?task order.? The period of performance is?Mar 22 2010 - Jan 2011.? I can provide these documents for reassurance.? Again, these funds will be utilized soley?to pay the member until the?Prime's reimbursement process?is in place and IT Veterans receives income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$259.57

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1989	Debt/Income ratio:	38%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	1y 11m
Credit score:	740-759 (Mar-2010)	Total credit lines:	37	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$114,620	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sweet-generosity0	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off two credit cards
Purpose of loan:
This loan will be used to pay off my Chase Visa credit card and my HSBC Best Buy credit card which combined total 12,000.? I am only seeking a loan for what is owed for the two credit cards.? Because of the new federal credit card laws, my Chase Visa interest rate increased by 4 points eventhough I have never missed a payment and I?always pay more than the minimum.

My financial situation:
I am a good candidate for this loan because my wife and I started what we termed a "three year debt plan" 20 months ago with the goal of eliminating all of our unsecured debt by June of 2011.? The June 2011 date was chosen because we want our unsecured debt eliminated by the time our first daughter attends her first semester of college in the Fall of 2011.? We are committed to our goal and we?were on track until we were surprised by the recent 4 point interest rate increase mentioned above.? My Experian credit rating is excellent at 769.? I have been in my career field as a land use planner for over 15 years and I have been employed by Queen Anne's County government as a Senior Land Use Planner for the last two years.? Although local government is not immune from the effects of the current economic downturn, I believe public sector employment is more secure at this time than the private sector which should give a lender confidence that I will remain employed over the three year loan period.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2002	Debt/Income ratio:	51%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 8	Length of status:	0y 10m
Credit score:	600-619 (Mar-2010)	Total credit lines:	21	Occupation:	Food Service
Now delinquent:	2	Revolving credit balance:	$5,972	Stated income:	$1-$24,999
Amount delinquent:	$811	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	jrcctexas25	Borrower's state:	Wisconsin	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	22 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	540-559 (May-2008) 540-559 (Mar-2008) 540-559 (Feb-2008) 560-579 (Sep-2007)
Principal balance:	$516.71	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Need 2 Pay Off The VA
Purpose of loan:
Need to pay the VA off

My financial situation:
I am a good candidate for this loan because I am a hard working individual who is trying to find a better life I currently owe the VA some money that I took as an advance to pay for my school this is my 3rd loan on prosper that I hope to obtain so I can pay the VA off and live a better life.

Monthly net income: $? 2000-2500

Monthly expenses: $
??Housing: $? 545
??Insurance: $ 130
??Car expenses: $ 380
??Utilities: $? 0
??Phone, cable, internet: $? 145
??Food, entertainment: $? 75
??Clothing, household expenses $? 50
??Credit cards and other loans: $? 75
??Other expenses: $? 200 (Gas)

As you can see I have 400 to make my prosper loan with every month, I took a loan out with prosper a little over a year ago and pay on it currently I will not default on a loan from prosper if I have 2 I will find a second job once school is done
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	11%
Basic (1-10):	1	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 5	Length of status:	15y 11m
Credit score:	600-619 (Mar-2010)	Total credit lines:	37	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	30
Screen name:	Iam4u	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 94% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	1 ( 6% )	580-599 (Jul-2008) 600-619 (Jun-2008)
Principal balance:	$631.18	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
paying off taxes,small loans..help
Purpose of loan:
This loan will be used for the following: 3000 -1500 to pay down loan with sos company?(extremely high interest rate ) =1500-1400 taxes =100 in savings??????

My financial situation:
I am a good candidate for this loan because? its not a huge amount, i have the income to pay it off within 1-2 yrs.? I have always paid my bills on?time. I am coming out?of a financial time where I learned to live within my means,?and be financially responsible. I had to take out a loan to help my mom who had surgery in september and nearly died. She is unable to work still and i'm having to help her as much as i can.?I have gotten a room mate to help with expenses for the next few months, so that?I can?build up a savings account.?The loan is a very high interest rate and needs to be paid , taxes as well.?I would?REALLY be so APPRECIATIVE if you?could give?me the chance to pay these off, have a little less stress, continue working hard to help my mom and build up a savings account.? Please... Please...

Monthly net income: $3600

Monthly expenses: $1700
??Housing: $ 1000
??Insurance: $ 100
??Car expenses: $
??Utilities: $150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450545
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$324.46

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1976	Debt/Income ratio:	31%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	25 / 24	Length of status:	31y 2m
Credit score:	760-779 (Mar-2010)	Total credit lines:	65	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$118,182	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	progressive-greenback476	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sick if Citi
Purpose of loan:
This loan will be used to?pay off some credit cards.? Recently, my good credit standing has not benefitted me.? My rates are just as high as the next person's.

My financial situation:
I am a good candidate for this loan because?I believe in paying my debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$167.27

Auction yield range:	11.04% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1991	Debt/Income ratio:	21%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 5	Length of status:	3y 4m
Credit score:	700-719 (Mar-2010)	Total credit lines:	37	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$14,363	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	honorable-bid8	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card debt
Purpose of loan:
This loan will be used to? pay off my wells fargo credit card

My financial situation:
Monthly net income: $ 3900.00

Monthly expenses: $
??Housing: $ 300.00
??Insurance: $ 100.00
??Car expenses: $ 360.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450559
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$866.51

Auction yield range:	11.04% - 13.99%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	57%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	9y 10m
Credit score:	720-739 (Mar-2010)	Total credit lines:	30	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$29,186	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bold-magical-moola	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Debt Consolidation
Purpose of loan:
This loan will be used to?
Consolidate credit card debts. My interest rates have been raised so high in the last six months that my payments are barely paying pricipal. I had a goal of paying these cards off in three years, but with the current interest it will take me five years and will cost me almost $27,000 in interest.?????
My financial situation:
I am a good candidate for this loan because?
I have an average credit score-- that is mainly hurt because my balances are so high on these cards and because they have lowered my available credit to barely above the amount I owe-- and have an excellent payment history. I work for a company that has financial stablility and my salary is consistent. I just want to be able to pay the monthly amout I do right now (over $1000) and have it make a difference in getting closer to my goal of paying these debts off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	5 / 3	Length of status:	0y 1m
Credit score:	660-679 (Mar-2010)	Total credit lines:	34	Occupation:	Other
Now delinquent:	3	Revolving credit balance:	$72,727	Stated income:	$0
Amount delinquent:	$49,386	Bankcard utilization:	105%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	20
Screen name:	magical-trade9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Startup Import Export Company
Purpose of loan:
I intend to use the funds to startup an import export company focusing on the countries of Brazil and South Korea; two countries I have familiarity with through personal family contacts. My goal is to repay the entire balance plus interest within the first 6 months of securing the funds.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,700.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$314.73

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2001	Debt/Income ratio:	38%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 10	Length of status:	0y 9m
Credit score:	760-779 (Mar-2010)	Total credit lines:	28	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$15,782	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thrilling-coin5	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Debt
Purpose of loan:
This loan will be used to? Just got married and had a kid now I'd like to consolidate my debt and get is paid off ASAP.

My financial situation:
I am a good candidate for this loan because?Great credit history, never a late payment, great job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 5	Length of status:	8y 5m
Credit score:	820-839 (Mar-2010)	Total credit lines:	21	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	peaceful-worth8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$311.77

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	4 / 3	Length of status:	4y 8m
Credit score:	760-779 (Mar-2010)	Total credit lines:	14	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$2,910	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	orange-trade-paloverde	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment for Social Media Company
Purpose of loan:
Hello Prosper Community! I am excited about the opportunity to take advantage of Peer to Peer Lending. I am seeking this loan to assist the initial funding of a new Company I am starting with close business partner. We are creating a social media company that will focus primarily on the development of social online games, and will monetize through the sale of virtual goods on sites such as Facebook.com. The proven success of this business model has been demonstrated by successful Facebook games such as Farmville, and online Poker, among many others.

My current financial situation has already allowed me to invest a substantial initial contribution to this business. The remaining $7,500 is required for the last stages of the development of our first game, to be launched in late April, early May. I currently have close to $40,000 of liquid assets in the stock market, however, I am seeking the loan via Prosper.com as the interest rate and opportunity cost of keeping my money in the market at this time is far better. I currently have a steady contract doing accounting and corporate compliance services for public companies, which would easily allow me to make the monthly payments.

I feel I am an excellent candidate for this loan, as demonstrated by my solid credit score, secure and ongoing contract work, and responsible work ethic. I am a successful, self-employed professional living in the San Francisco Bay Area, with 5 years of proven accounting experience and expertise, and available liquid assets to use for re-payment if necessary. Finally, assisting in obtaining this loan would help this professional achieve his first entrepreneurial dreams of starting his own business! Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.03%	Starting borrower rate/APR:	14.03% / 16.19%	Starting monthly payment:	$102.58

Auction yield range:	6.04% - 13.03%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	17%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	25 / 20	Length of status:	6y 5m
Credit score:	760-779 (Mar-2010)	Total credit lines:	28	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$3,094	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	merciful-kindness5	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card consolidation...
Purpose of loan: This loan will be used to pay off credit card debit I incurred as a result of helping my mom out after she lost her job.? She was without work for almost one?and a half years and now has a job, but is unable to help me with paying back the bills at this time because her income goes completely to her care.? I look forward to receiving a loan thru Prosper so that I can pay off all of my credit card debit and not have my mom continue to worry about the bills since she?s having a hard enough time trying to make it on her own again.

My financial situation: I am a good candidate for this loan because I have a proven track record of paying bills on time.? I work full time in a secure position and will be entering my eighth year with?the company.??My goal with this loan is to get my life back to the way it was?prior to supporting my mom.? I was able to save money each week and use credit cards as a convenience rather than be dependent on them.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450587
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1999	Debt/Income ratio:	47%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 10	Length of status:	3y 11m
Credit score:	640-659 (Mar-2010)	Total credit lines:	25	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$3,973	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	97
Screen name:	mklop	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating higher interest debt
Purpose of loan:
This loan will be used to pay off 2 credit cards with interest rates over 28% allowing me to pay them off in less than 2 years!
My financial situation:
I am a good candidate for this loan because, I have not been late on?any payments and have recently received a significant pay raise.?I?also have life insurance to more than cover the balance of the loan.?

Monthly net income: $ 3400

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 123
??Car expenses: $ no car payment
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 640, including 2 cards i'll be paying?off.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 10.59%	Starting monthly payment:	$189.41

Auction yield range:	6.04% - 7.50%	Estimated loss impact:	5.11%
Lender servicing fee:	1.00%	Estimated return:	2.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2001	Debt/Income ratio:	11%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	4y 1m
Credit score:	720-739 (Mar-2010)	Total credit lines:	33	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$6,748	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	jnguyentruong	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest CC
Purpose of loan:
This loan will be used to pay off high interest rate credit cards.

My financial situation:
I am a good candidate for this loan because I always make my payments on time.? I been working at Deutshce Bank for over four years now.? I would like to have reduce my debts so that I have extra money to spend on the side.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	8.04% - 19.00%	Estimated loss impact:	8.94%
Lender servicing fee:	1.00%	Estimated return:	10.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	3y 6m
Credit score:	760-779 (Mar-2010)	Total credit lines:	19	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$9,544	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	loyalty-pledge	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my personal debts
Purpose of loan:
I plan on paying down my personal loans.? This includes some credit card bills and the remainder of my auto loan.? This will allow me to make one payment each month instead of paying multiple lenders.

My financial situation:
I am a good candidate for this loan because I have a great credit rating and even have the money that I need to borrow.? I could secure the loan myself it was an option.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.05%	Starting borrower rate/APR:	12.05% / 14.18%	Starting monthly payment:	$166.19

Auction yield range:	11.04% - 11.05%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1987	Debt/Income ratio:	25%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 7	Length of status:	23y 0m
Credit score:	640-659 (Mar-2010)	Total credit lines:	25	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$23,520	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	reliable-generosity6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off dental bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$693.31

Auction yield range:	8.04% - 14.00%	Estimated loss impact:	7.31%
Lender servicing fee:	1.00%	Estimated return:	6.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1988	Debt/Income ratio:	29%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	9 / 9	Length of status:	10y 0m
Credit score:	780-799 (Mar-2010)	Total credit lines:	32	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$245,231	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wise-alluring-leverage	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card
Purpose of loan:
This loan will be used to?
help pay off our credit card balance with Citibank. Much of this balance was due to interior and exterior home improvements.
My financial situation:
I am a good candidate for this loan because... I have been continually employed for over 25 years in?construction management. I am currently Estimating Manager for Moore Construction, Inc. in Baton Rouge, LA. My income is a minimum of $122k and can be substantially more with bonuses (see 2008 W-2 of $228k). My wife has a steady income as a public school teacher making approximately $48k. I can provide pay-stubs and W-2's for verification.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1990	Debt/Income ratio:	34%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 11	Length of status:	20y 10m
Credit score:	640-659 (Mar-2010)	Total credit lines:	44	Occupation:	Nurse (RN)
Now delinquent:	1	Revolving credit balance:	$1,508	Stated income:	$50,000-$74,999
Amount delinquent:	$801	Bankcard utilization:	115%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	99
Screen name:	respectful-currency0	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto repair expenses
Purpose of loan:to auto repairs
This loan will be usedMy financial situation: I have a steady job and income and always work overtime.
I am a good candidate for this loan because?

Monthly net income: $? about 2600.

Monthly expenses: $
??Housing: $?900.
a month?
??Insurance: $ 300
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449814
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.57%	Starting monthly payment:	$56.56

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	23%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	2y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$14,299	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	leverage-channel	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards

??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450040
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$271.29

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1986	Debt/Income ratio:	64%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 2	Length of status:	9y 2m
Credit score:	660-679 (Mar-2010)	Total credit lines:	41	Occupation:	Fireman
Now delinquent:	0	Revolving credit balance:	$506	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	60
Screen name:	red-commitment-wasp	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto restification business
Purpose of loan:I would like to start doing what i have been doing for 20 years as a hobby and begin to do it to earn some extra cash,maybe?begin to do it full time.
This loan will be used to?

My financial situation: I am currently laid off, working part time as a firefighter ,and expect to be called back to my job in the fall.That is why I thought now would be a good time to attempt to start this business up. I have the time to dedicate to it now to start,and hopefully finish the first vehicle before going back to work.
I am a good candidate for this loan because?

Monthly net income: $
6286
Monthly expenses: $
??Housing: $ 1325
??Insurance: $ 272
??Car expenses: $ 350
??Utilities: $ 500
??Phone, cable, internet: $
??Food, entertainment: $ 600
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	9%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	0 / 0	Length of status:	4y 5m
Credit score:	660-679 (Mar-2010)	Total credit lines:	2	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kind-worth-concerto	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to Pay state taxes
Purpose of loan:
This loan will be used to? pay back taxes

My financial situation:
I am a good candidate for this loan because? I will pay it back

Monthly net income: $ 2300

Monthly expenses: $
??Housing: $ 989
??Insurance: $ 230
??Car expenses: $ 460
??Utilities: $ 250
??Phone, cable, internet: $ 250
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 93
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$795.20

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	10 / 8	Length of status:	3y 7m
Credit score:	720-739 (Mar-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$39,105	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	maximizer168	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for Spring/Summer Sales
We design and market?fishing tackle products under our own brand, focusing on developing innovative high quality products including fishing rods, lures, line, and terminal tackle. We are a small business?founded in 2006 by three long time friends and avid fishermen. We have steadily grown over the last four years?and are getting to a point where we?need to increase our inventory. Since we operate as a manufacturer of our own branded products, we typically need to pay for our inventory in advance whilst having to give our dealers net terms, thus creating a crunch on cash flow during our purchasing seasons. We began searching for small business loans and happened upon the idea of peer-to-peer lending and want to give it a try. The idea of going to the bank at this point for a loan is still?very intimidating. We hope this may be?viable?alternative until we feel confident and established enough to go?the traditional?bank route.

Purpose of loan:
This loan will be used for new inventory for our Spring/Summer sales season. We have many new and exciting products for this year as well as reorders of successful products created in previous years. The production of these?items are scheduled for completion in about?3 weeks at which time they?will be?shipped out to us. We've already made the down payment for those purchase orders and now need to gather together the sum for the remaining balance.?

My financial situation:
We have backorders and dealers anticipating these products to arrive, so we?feel?very confident in our ability to repay this loan since the inventory will be liquidated fairly quickly with our peak sales season (Spring and Summer) approaching. Thus, we strongly believe we are a good candidate for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$1,075.03

Auction yield range:	8.04% - 30.00%	Estimated loss impact:	9.23%
Lender servicing fee:	1.00%	Estimated return:	20.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1991	Debt/Income ratio:	27%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	3y 2m
Credit score:	760-779 (Mar-2010)	Total credit lines:	22	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$6,082	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pspock	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Open an ice cream parlor
Purpose of loan:
We are opening a hand-dipped ice cream store. Do you think we are crazy for opening new business in this economy? Read on.

In late 2007 a Cold Stone opened in our town of 23,000. However, the owner didn?t do his market homework. Our town is blue collar employees raising young families. The $4 per serving offering quickly became unpopular.

The Cold Stone business model also strapped the owner significantly. Corporate was making money on every sale, but even at $290,000 sales a year the owner was losing money. He could not raise revenues in market where his product was too expensive. 26 months after he opened, he closed.

We have a very in depth business plan that details a business model specifically tailored to make a profit in this town even when the economy is poor like right now. First, our ice cream has a $2 price point. Second, we can sell food when Cold Stone?s franchisee could not. Our food product will likely produce more revenue than our ice cream as the average price for a meal of our food will be more than $7, where as a serving of ice cream is between $2 and $3.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$94.26

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2004	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 3	Length of status:	7y 11m
Credit score:	660-679 (Mar-2010)	Total credit lines:	11	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$16,570	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	silver-taiko	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Emergency Consolidation needed help
Purpose of loan:
consolidate 2 cards that are piling up on me.

My financial situation:
I am in an ok financial situation given the current economic status of the country, I would like to consolidate these two cards however.

Monthly net income: $
4000~
Monthly expenses: $
??Housing: $ 1200
??Insurance: $
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$166.17

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2006	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	1y 5m
Credit score:	720-739 (Mar-2010)	Total credit lines:	5	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kindness-bluebird	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
helping my bro
Purpose of loan:
This loan will be used to? help my brother out

My financial situation:
I am a good candidate for this loan because?i value my good credit
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$498.96

Auction yield range:	17.04% - 27.40%	Estimated loss impact:	19.59%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1984	Debt/Income ratio:	27%
Basic (1-10):	2	Inquiries last 6m:	6	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	3 / 3	Length of status:	2y 8m
Credit score:	760-779 (Mar-2010)	Total credit lines:	38	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$504
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	grayeagle7734	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	760-779 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	760-779 (Dec-2009) 760-779 (Oct-2009) 760-779 (Sep-2009) 740-759 (Jul-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
veteran need redesinged kitchen and
Purpose of loan:??
This loan will be used to? redesign my kitchen and bath, to better fit my current needs.

My financial situation:???? prosper said i wont get a loan, but i got the one from prosper,? after i filed bankrupcy in 06, it was medical reasons from service conected disabilty . the only late fees i ever? got was during my bankrupcy.? i was told not to pay my bills by my att. i dont understand how i got this bad rating, my bill are paid on time , look at my credit score 700-760.i see since i paid off my prosper?loan in feb,my rating got worse, what gives. i had a?AA?on my frist loan ,? paid it off on time never late .now i have a hr rating.?
I am a good candidate for this loan because??I am a life member of the? DAV? and VFW and? a member of the American Legion.?My income is fixed and permanate, at 44400 a year? tax exempt.? My house and utilites? about 1000 per month.?I have two credit cards one with no balance and one under a?350? dollars.? One prosper loan that?was paid off in febuary. my credit score is excellent 760 +,and somewere in the last 10 years,i was late on one payment. On my frist Prosper loan my rating was AA i dont know why its only a D now,? things havent changed that much.? Single and? living independently ,it would be wonderful if I had a kitchen and bath that was?geared to be needs. Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1985	Debt/Income ratio:	100%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 10	Length of status:	12y 4m
Credit score:	640-659 (Feb-2010)	Total credit lines:	39	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$12,985	Stated income:	$25,000-$49,999
Amount delinquent:	$917	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Pretty-Girl	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Roof Repair
Purpose of loan:
This loan will be used to?repair roof?????

My financial situation:
I am a good candidate for this loan because? I have been in the same position for 12 plus years and can be trusted to repay this loan. I understand I am a high risk but please give me a chance. I am currently working to repair my credit.
Monthly net income: $ 2800.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 387.91
??Utilities: $ 65.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $ 100.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$258.74

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	30%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 11	Length of status:	8y 10m
Credit score:	680-699 (Mar-2010)	Total credit lines:	29	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$80,645	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	stinger101	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	660-679 (Jul-2009) 660-679 (Jan-2008)
Principal balance:	$568.19	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
No more Bank of America!
Purpose of loan:
This loan will be used to consolidate two credit?cards with a revolving balance with?the intent to payoff this loan in three years and to increase my credit score.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time. I have never been late and consistently pay my bills on time. I have a wonderful and secure career as a registered nurse.

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 133
??Car expenses: $ 500
??Utilities: $?110
??Phone, cable, internet: $ 197
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1986	Debt/Income ratio:	2%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	2y 11m
Credit score:	640-659 (Mar-2010)	Total credit lines:	17	Occupation:	Professional
Now delinquent:	9	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$16,405	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	deal-orbiter6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Establishing better credit
Purpose of loan:
This loan will be used to?
will be used to slowly begin to build a productive credit rating, and to pay down outstanding debt.? I need to move for a promotion, and need to pay down outstanding debt to a past apartment complex that sued me after I was laid off in 2005.? I understand that I am seen as a huge risk, but I am prepared build a good credit standing.? My outstanding debt is due to the suit from a past apartment complex for $12000, and also some things that are in dispute totaling roughly $2000.?

I am also more than willing to provide W2's and pay stubs as salary confirmation as well.

My financial situation:
I am a good candidate for this loan because?
thanks to my job I will be able to pay off this loan and build a better lifestyle, which at this point in my life is the most important thing to me.

Thanks in advance for your consideration, and thanks for the possible new start.

Monthly net income: $
Approximate $6200.00
Monthly expenses: $
??Housing: $ New rental $2400 ????
??Insurance: $ 100 ????
??Car expenses: $ 0 ????
??Utilities: $ 50
??Phone, cable, internet: $ 0, benefit of working for my company
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 0, I do have an AMEX on my credit report but it belongs to my mother, and I was added to build my credit score.
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450192
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.56%	Starting borrower rate/APR:	26.56% / 28.89%	Starting monthly payment:	$608.84

Auction yield range:	8.04% - 25.56%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	8y 6m
Credit score:	760-779 (Mar-2010)	Total credit lines:	9	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$2,589	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	jd22	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car
Purpose of loan:
This loan will be used to buy a new car.

My financial situation:
I am a good candidate for this loan because because I can easily afford monthly payments in excess of $600.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$298.83

Auction yield range:	6.04% - 15.00%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1995	Debt/Income ratio:	11%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 4	Length of status:	7y 10m
Credit score:	740-759 (Mar-2010)	Total credit lines:	16	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$9,445	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	DaddyBill	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bye Bye BOA
My credit card story: Before the recession I took advantage of 0% introductory card offers. When the rates changed I consolidated into the accounts with the lowest interest. Unfortunately, I didn?t know that reducing my available credit lowered my FICO score. When my score went down, the new banks started hiking the rates on the open cards.
I kept two accounts open including American Express. Then AmEx jacked up my rate just before the new federal regulations kicked in.
Here are the numbers as of mid March. Percent, balance, and minimum.
CLOSED ACCTSBOA???? ? 16% $6580? min=$149Juniper??? 8%? 3750? min=64ETrade???? 7%? 4200? min=64OPEN ACCTSUpromise? 9.25% $3700 Min=$65 AmEx?? 15.25 ??? 5700 min=115
($1,000 of the AmEx balance is at 25% due to a cash advance)

SUMMARY
CREDIT CARD DEBT=21,190
MONTHLY MIN=457
BUDGETED PAYMENT=$900
I pay well over the minimums.

My financial situation:
We are a family of 3 with one income. My salary is over $65K. I work in advertising and my agency is actually doing quite well.(Even in this economy). My employment is stable.

With this Prosper loan I intend to pay off the BOA account and pay down the open AmEx account. This will free up more than enough for making the Prosper payments and continue paying above the minimum on other accounts. I hope this loan is bid down below the average of the high rates.

BUDGET
Monthly pay after all taxes and deductions: $3600?

Mortgage etc: $1,160
Cable/Utilities/Phone 400
Car insurance: 65
Gas??? 120
School fees: 100
Credit cards (see above) 900
Food and incidentals: 450
Unexpected: (home & auto repair, family outings) about $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$270.97

Auction yield range:	17.04% - 22.00%	Estimated loss impact:	19.25%
Lender servicing fee:	1.00%	Estimated return:	2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 4	Length of status:	5y 2m
Credit score:	720-739 (Feb-2010)	Total credit lines:	11	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$5	Stated income:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	usergd182	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 96% )	720-739 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 4% )	700-719 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Mainly improve credit score
To whom it may concern,

? I am taking out this loan for the main purpose of improving my credit score and the minor purpose of fixing up my family's recently purchased house. It is a great investment opportunity for you as there is no risk involved. I have a full time job as a carpenter making $25 an hour, have 2 savings accounts with over $7000 in them and am investing in a house in Des Plaines. I don't really have any expenses other than my insurance, cell phone and car payments. All of my other money I am either saving or putting into the house I am fixing up to sell.

??? I have only taken out 1 loan before and that had to be done with a cosigner because my credit was too light. The loan was for the 2007 Pontiac G6 that i recently purchased. I am about half way finished with paying that off but my credit remains very light and my score is only 700. I would like to be able to get a loan by myself and after paying off this loan my credit score should get a lot higher. Lending to this loan will help both of us out and be a great and safe investment for you.

Thank you for your time and help.

Sincerely
JMG

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	6y 2m
Credit score:	680-699 (Feb-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	36
Screen name:	tolerant-credit8	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Save the Ocean
Purpose of loan:
This loan will be used to expand my current aquarium?maintenance business into coral fragmentation.? I have over 15 years experience working with saltwater aquarium animals and have been self-employed since 2004.? My father and I have now discovered the world of coral farming and are working together to make it a profitable business.? This money will be used to purchase additional inventory as well as build a bigger holding unit for the corals.? By growing coral, we help the environment and preserve the oceans.? We will be selling online, ebay and a website www.bluethumbfrags.com, as well as filling orders for my current maintenance customers.? I have a Bachelor's Degree in Business Marketing and the drive and skill to suceed in this business, but I need a little help to get it started.??If you have any questions, please ask.? Thank you.?

My financial situation:
When I was in college, I racked up a lot of credit card debt that hurt me, but I am in a much better financial situation now.? I have paid off both of our vehicles and my wife has a great job.? I have already put in over $2000 of my own money over the last few months and I am confident that I can pay off this loan in the first year.

Monthly net income: $ 4000

Monthly expenses:?
??Housing: $ 600????
??Insurance: $ 70 (car insurance)
??Car expenses: $ 200 (no car payments, just gas)
??Utilities: $ 225
??Phone, cable, internet: $ 140
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $?550 (student loans)
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$277.32

Auction yield range:	4.04% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	40%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 12	Length of status:	8y 7m
Credit score:	740-759 (Mar-2010)	Total credit lines:	37	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$55,858	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Historyhorn	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off A High Interest CC
Purpose of loan:
This loan will be used to pay off a credit card that was raised to a 30% interest rate before the new credit card rules went into place this month.

My financial situation:
I pay my bills on time and have always met all financial obligations.? I have a stable job with solid income.? My debt load is high due to a side business that is on its last leg as a result of the poor economy.? I'm in the process of selling off the business assets and cleaning up the leftover debt.? Receiving a lower interest rate on this card will help me toward that end.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$361.52

Auction yield range:	11.04% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1999	Debt/Income ratio:	12%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	0y 4m
Credit score:	740-759 (Mar-2010)	Total credit lines:	13	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$57,184	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	respectful-dime	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Closing accounts once paid.
Purpose of loan:
The purpose of this loan is to gain a lower interest rate than our credit card company is charging in order to pay off the debt quicker.? We have a well mapped out budget that puts us in the black each month with extra fudge room for those curve balls that come.? All discretionary spending comes out at the beginning of the month as cash and we do not use our debit or credit cards for anything other than gas.

Our credit cards were not run up frivolously, but mostly as a result of collateral damage from major medical issues with our 16 month old son.? He was born with a condition called gastroschesis, which required he be in the NICU for a month and have a major surgery.? After three months he developed epileptic seizures and we have been in and out of the hospital 5 times in the last year.? Our credit cards were used to pay for hotel rooms (a hotel room just to take a hot shower after a week in the hospital is priceless), meals at the hospitals, traveling costs, and cost sharing copays and percentages, and covering bills when we had to take leave with out pay.

My financial situation:
My wife and I are both working professionals.? Although I know that we don't qualify based on her salary, it is part of our household income and is also factored into our budget for purposes of repaying this loan.? Our income and sources are as follows:

My Salary: $53,000 - I work for a professional association in Washington DC as an Associate Director
My Wife's Salary: $45,000 - She is a fifth grade teacher in a local school district for over five years
Rental property: $36,000/year - I bought this property while in college and now rent it out to college kids.? Mortgage - $2490/month; HELOC (paid back my parents for the down payment they loaned me) $110 per month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$95.93

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1989	Debt/Income ratio:	29%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 7	Length of status:	11y 4m
Credit score:	720-739 (Mar-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$35,030	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	new-majestic-community	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to? I currently have a high interest credit card that I would like to pay off, which would hopefully give me a lower payment with Prosper.? I currently work in local government so I am trustworthy and pay all my bills on time.? I saw Prosper and read some good reviews, therefore, thought I would give it a try.?

My financial situation:
I am a good candidate for this loan because? I have had my current job since 1998 and it is in local government.? Even in the current financial hardship happening around the country most local government jobs are secure - including myself.? I work hard and?enjoy my job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1990	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	3	Current / open credit lines:	3 / 2	Length of status:	0y 0m
Credit score:	720-739 (Mar-2010)	Total credit lines:	34	Stated income:	Not employed
Now delinquent:	2	Revolving credit balance:	$0
Amount delinquent:	$4,417	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	25
Screen name:	brightest-bonus-sphinx	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school
The purpose is to pay for nursing school. I am a single mother with two girls. My oldest has been battling a chronic blood disease since birth but is doing well with treatment. This loan will help me with school related expenses. My ex-husband has not supported our girls in over three years and cannot be located by the government for enforcement.

I am changing careers, from education to health care. I am a 20 year educator with a Ph.D. I want to give something back through being a nurse, treating kids with blood diseases and cancer; doing research to cure these diseases; and working as a nurse educator.

I plan to work part time teaching and consulting to pay this loan. Nursing will ensure my financial future in the long run.

I had to take a leave from my full time job due to upcoming budget cuts, which would have cut my position, so I could keep my daughters' health insurance at school district rates.

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	4%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	1 / 1	Length of status:	4y 0m
Credit score:	660-679 (Mar-2010)	Total credit lines:	14	Occupation:	Skilled Labor
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$1,565	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	eloquent-exchange	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Help
Purpose of loan:
This loan will be used to? repair damage to my car from driver that hit my car while I was working and car was parked in garage.? hit and run.? I have to pay to repair the damage as well as buy a laptop for my college classes.? am in?school to be electrical engineer.

My financial situation:
I am a good candidate for this loan because? I am employeed full time, in college full time and have few expenses

Monthly net income: $ 2500.00 after taxes

Monthly expenses: $
??Housing: $ 250
??Insurance: $ 120
??Car expenses: $ 200?
??Utilities: $ 100
??Phone, cable, internet: $ phone 120, internet 50?
??Food, entertainment: $? 200
??Clothing, household expenses $? 0
??Credit cards and other loans: $? one credit card at 500, secured car for rebuilding credit,?use it to buy gas only and keep use to under 20%
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1969	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	11 / 11	Length of status:	34y 8m
Credit score:	700-719 (Mar-2010)	Total credit lines:	21	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$23,363	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	BobSpellman	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-699 (Jan-2010) 680-699 (Dec-2007)
Principal balance:	$4,929.39	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Helping Victims of Housing Fraud
Purpose of loan:
This loan will be used to? Pay for the initial costs to represent victims of housing and mortgage fraud and also to assist people in keeping their homes from foreclosure.

My financial situation:
I am a good candidate for this loan because? I've been a practicing attorney for over 35 years and these funds will permit me an opportunity to help a number of people who otherwise would likely lose their homes.

Monthly net income: $ 11,000.00

Monthly expenses: $ 3,850.00
??Housing: $ 1,800.00????
??Insurance: $ 200.00
??Car expenses: $ 350.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 150.00?
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 200.00?
??Credit cards and other loans: $ 700.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1984	Debt/Income ratio:	12%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 11	Length of status:	22y 2m
Credit score:	700-719 (Mar-2010)	Total credit lines:	44	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$4,760	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	13
Screen name:	euro-percolator	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills for son's school
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$361.72

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	57%
Basic (1-10):	2	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	14 / 12	Length of status:	0y 3m
Credit score:	660-679 (Mar-2010)	Total credit lines:	34	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$10,391	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	pound-exec9	Borrower's state:	Missouri	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Experienced stock options investor
Purpose of loan:
This loan will be used to? Write bigger credit spreads when trading stock options. My strategy has a 90% probability of success rate. Currently i am generating between 5-10 percent return on my investment of $10,000 every month. will provide statements if needed.

My financial situation:
I am a good candidate for this loan because I am honest and passionate about investing with a proven system that I've been using for the past 2 years now to generate passive income. My bills are always payed on time and i am very financially educated. I am currently working at Garmin International as an Engineer making good pay. Other people want to make friends, i just want to make you some money.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 580 ????
??Insurance: $ 100
??Car expenses: $ 150
??Utilities: $ 150 ???? ???? ????
??Phone, cable, internet: $ 75 ???? ????
??Food, entertainment: $ 100
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 150
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2005	Debt/Income ratio:	23%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 12	Length of status:	1y 9m
Credit score:	620-639 (Mar-2010)	Total credit lines:	17	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$12,518	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	HostDIY-Zachary	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	620-639 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	680-699 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
2nd Prosper Loan: Business Relaunch
My company is in the middle of rebranding a division of our business. We need additional capital to finialize the relaunch and to purchase additional inventory/software. The industry our business runs in, I have currently been working in for almost a decade now and it is an industry that is continuing to see growth even while the global economy is contracting.

As you can see, I personally have a high credit card utilization due to our businesses. We have self financed every business we have and that has lead to high credit card utilization. The businesses on the other hand are debt free and profitable. We are currently working on paying down the current credits and as you can see by the financials below we have plenty of room to do this.

As you can also see, I have had a Prosper loan in the past which was paid off nearly a year early. We look forward to being able to pay off this loan early too.

Monthly net income: $3,000.00

Monthly expenses: $1,510/month?
??Housing: $300.00 (rental) -?We have been blessed with?a great family that has allowed us to rent their rental house at cost.
??Insurance: $70.00 ($20?renters, $50.00 car)?
??Car expenses: $0.00 (we own our car, no loans)?
??Utilities: $250.00 (Gas: $120/month, Electricity: $100/month, Garabage: $15/month, Water $15/month)?
??Phone, cable, internet: $150/month?
??Food, entertainment: $300/month
??Clothing, household expenses $100/month
??Credit cards and other loans: $340/month
??Other expenses: $0/month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$127.34

Auction yield range:	11.04% - 28.99%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1968	Debt/Income ratio:	40%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 11	Length of status:	13y 9m
Credit score:	660-679 (Mar-2010)	Total credit lines:	34	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$35,541	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	industrious-payment7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit
Purpose of loan:
This loan will be used to may down some high-interest credit cards.

My financial situation:
I am a good candidate for this loan because I have a home based business with receivables that are due to come in soon, however I'd like to make a larger payment first to minimize extra interest charges.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450298
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$332.14

Auction yield range:	8.04% - 11.00%	Estimated loss impact:	6.73%
Lender servicing fee:	1.00%	Estimated return:	4.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1992	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 13	Length of status:	4y 5m
Credit score:	680-699 (Mar-2010)	Total credit lines:	32	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$59,693	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Colonypropertiesholdings	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	34 ( 100% )	680-699 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	0 ( 0% )	700-719 (Dec-2007) 680-699 (Jun-2007) 660-679 (May-2007) 640-659 (Mar-2007)
Principal balance:	$3,510.45	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Paying off 26.5% Credit Card
Purpose of loan:
This loan will be used to?I willl be using this money to pay off a credit card that was issued thru Barclays bank that was raised to 26.5% during the credit and banking scare of last year.
My financial situation:
I am a good candidate for this loan because?This is my 4th loan with the Prosper community, I?have successfully paid off the first two and I only owe about three thousand on the last one.? I have been a member?since 2007, I have never defaulted on one of my loans and I have demonstrated a successful track history.? I work for the Federal Government and have?a solid work history.?I have always paid my Prosper Bills on time. I am asking for 10% to 12%?loan as this is a great return?for you the investor,?investing in?someone who has demonstrated an excellent track history with Propser.? If you want a 20% return, you need to be prepared to deal with people who default.? As a Prosper lender I have learned the hardway myself that the highest rates of return are not the safest rates of return.
Monthly net income: I bring home about $7,000.00 a month.

I APPRECIATE YOU READING THIS AND TAKING THE TIME TO CONSIDER ME....

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,059.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.49%	Starting borrower rate/APR:	22.49% / 26.11%	Starting monthly payment:	$40.71

Auction yield range:	17.04% - 21.49%	Estimated loss impact:	19.22%
Lender servicing fee:	1.00%	Estimated return:	2.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	22 / 14	Length of status:	3y 1m
Credit score:	700-719 (Mar-2010)	Total credit lines:	56	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$120,971	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	repayment-orbit	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF A CREIDIT CARD DEBT
Purpose of loan:
This loan pays off a portion of my higher interest Barclays credit card debt.
There's more debt to be financed at very attractive rates if this one goes successfully.
I APPRECIATE YOUR SUPPORT!

My financial situation:

ALWAYS CURRENT on Monthly Payments: 56 (Incl. Closed/Paid off) Revolving Lines of Credit
High Monthly IncomeRelatively High Credit Score (Experian 710+)

Monthly net income: $?11,341

Monthly expenses: $
??Housing: $ 4,100
??Insurance: $ 140
??Car expenses: $0 <- Own my car free and clear!
??Utilities: $ 150
??Phone, cable, internet: $ 120
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1370
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450310
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$69.33

Auction yield range:	11.04% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	12 / 12	Length of status:	6y 5m
Credit score:	660-679 (Mar-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,198	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	first-orderly-bid	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Updating Apt. in Multi-Family Home
Purpose of loan:
This loan will be used to complete the updating/cleaning up of an apartment in my multi-family home.? Part of the loan would also go towards the purchase a new stove and fridge.

My financial situation:
I am a good candidate for this loan because as I am a 50% owner of a printing company entering its 7th year or business.? We've had 6 straight years of growth, finishing up our largest sales year ever in 2009.? Also, I am the owner of a 3-family home, I live in one of the units with my family rent out the other two.

Monthly net income:
Salary = $3,108 (after witholdings)
Rental Income = $1,000
Spouses Income = $1,419

Monthly expenses: $ 2,996
??Housing: $ 1,540
??Insurance: $ 105
??Car expenses: $ 141
??Utilities: $ 280
??Phone, cable, internet: $ 80
??Food, entertainment: $ 550
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450314
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1986	Debt/Income ratio:	49%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	12 / 11	Length of status:	6y 9m
Credit score:	680-699 (Mar-2010)	Total credit lines:	50	Occupation:	Other
Now delinquent:	7	Revolving credit balance:	$13,515	Stated income:	$1-$24,999
Amount delinquent:	$16,856	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	auction-storm6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARD
Purpose of loan:
This loan will be used to?TO PAY OFF CREDIT CARDS AND 2 SMALL LOANS AT FARMERS & MERCHANTS BANK?

My financial situation:
I am a good candidate for this loan because? I AM DEPENABLE, HONEST WILL PAY MY DEBT ON TIME,NEED LOW MONTHLY PAYMENTS

Monthly net income: $ 662.31 EVERY 2 WEEKS, THE 15TH & THE 30

Monthly expenses: $
??Housing: $ 804.00
??Insurance: $?840.00 2?CARS
??Car expenses: $ GAS,TIRES,OIL CHANGES
??Utilities: $ 196.00 MONTHLY
??Phone, cable, internet: $ 140.00
??Food, entertainment: $?200.00 EVERY WEEK
??Clothing, household expenses $ 1,000,00
??Credit cards and other loans: $ 25,000.00-30,000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450316
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$254.71

Auction yield range:	17.04% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2001	Debt/Income ratio:	39%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	8y 4m
Credit score:	660-679 (Mar-2010)	Total credit lines:	19	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$6,125	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	chicago33	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-619 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Paying off my credit cards.
Purpose of loan:
This loan will be used to?
To pay off my credit cards. I would like to have one easy monthly payment. I would be taking?4 monthly payments, and making it into one lower payment. It will be very helpful for my goal to become debt free!
My financial situation:
I am a good candidate for this loan because?
I'am always on time with my payments, and I do care about my credit. I just bought a house in September 2009, and I'm trying to become debt free. I also had a prosper loan in the past and paid it off ahead time. I also get a profit sharing check between 2,000-3,000 every year which will be used towards my prosper loan.
Monthly net income: $
2000.00
Monthly expenses: $
??Housing: $ 500
??Insurance: $ 65
??Car expenses: $ no car payment
??Utilities: $?75
??Phone, cable, internet: $50
??Food, entertainment:?My wife?pays most of this.
??Clothing, household expenses $?My wife pays for this.
??Credit cards and other loans: $ 6000.00 ( This is what will be paid?off with the prosper loan.)?(Monthly payments=$400 a month.)
??Other expenses: $ One personnel loan is $100 a month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$167.24

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	24%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	2y 4m
Credit score:	700-719 (Mar-2010)	Total credit lines:	60	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$4,850	Stated income:	$25,000-$49,999
Amount delinquent:	$343	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	impressive-value1	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adopting A Child
Purpose of loan:
This loan will be used to aid in our goal of adopting a child through private adoption.? We need money to help get us started in the right direction and feel that this avenue would be the best way to go.? We already have a birth mother in place and we're eager to get the ball rolling!? We're both hoping someone can help us save a child and add a special addition to our family.? This will be our first child!

My financial situation:
I am a good candidate for this loan because we have two incomes in the home, only one of which is included with this listing.? We are both very secure in our jobs, and I will hopefully be receiving a promotion soon at the police department where I work.? We're both responsible for making sure our monthly bills are paid on-time, and cannot afford to jeopardize this adoption process by taking this loan for granted.

Monthly net income: $ 4500-$5000 combined (between the two of us)As an individual, my monthly income is typically $2083.00 but can be more due to mandatory overtime.

Monthly expenses: $ 3084.00 per month (sometimes less)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	31%
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	6 / 6	Length of status:	1y 6m
Credit score:	700-719 (Mar-2010)	Total credit lines:	24	Occupation:	Executive
Now delinquent:	1	Revolving credit balance:	$90,714	Stated income:	$50,000-$74,999
Amount delinquent:	$6,788	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mindful-credit7	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need help with business
Purpose of loan:
This loan will be used to help with my business

My financial situation:
I am a good candidate for this loan because I am a state contractor that provides home modification services for disabled or mentally retarded people for the state of tennessee I bid on aprox 4-5 jobs per month.? I have made some changes with my company and need some money to fill in while I am waiting for the checks from the state they every 90 days and in about a month I will have enough jobs completed and on schedule to recieve a check every month from them.? I also do additions and renovations for private people but the business is based on accessablility renovations

Monthly net income: $ My income is 3500 and my wife's is aprox 2000

Monthly expenses: $
??Housing: $ 2200
part of this money will?bring me current with my mortgage and the home will be listed for sale
??Insurance: $ 200
??Car expenses: $
??Utilities: $ 500
??Phone, cable, internet: $ 80
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1997	Debt/Income ratio:	44%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	4y 3m
Credit score:	640-659 (Mar-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$18,236	Stated income:	$75,000-$99,999
Amount delinquent:	$36	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cozy-responsibility1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off My Credit Cards
Purpose of loan:
I am requesting this loan to consolidate credit card debt. Due to medical bills and unexpected living expenses, my balances have grown out of control.

My financial situation:
I am a good candidate for this loan because I have a good, stable job and I am highly motivated to eliminate all debt from my life. I pay my bills on time (I am currently contesting one negative account on my credit report due to an inaccurate address) and can't wait to be debt-free!

Monthly net income: $ 3942.66

Monthly expenses: $
??Housing: $ 0.00 (A relative owns the house we are living in)
??Insurance: $
??Car expenses: $ 550.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 3200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,900.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$744.09

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1994	Debt/Income ratio:	29%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	0y 3m
Credit score:	840-859 (Mar-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$23,013	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	agreement-enrichment5	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
The Healthy Vending Revolution
The loan proceeds will be used to purchase additional healthy vending machines. We have 14 machines committed to 9 locations. In all but one locations we will the exclusive provider of vending products. In addition, are products taste great and have better ingredients, better nutrition and make everyone feel better about eating right. The loan payment will be made from products sales. Projected net cash flow will be $6300.00/month. We will have invested over 80K in our funds, so there is significant equity in this business.
In addition to proceeds from this business, I also work full time as a financial adviser. My wife and I will be stocking and maintaining the machines, as they are brand new - maintenance will be minimal.
Thanks for looking and

Best in Health!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$405.31

Auction yield range:	11.04% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	35%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 15	Length of status:	8y 9m
Credit score:	700-719 (Mar-2010)	Total credit lines:	50	Occupation:	Military Officer
Now delinquent:	0	Revolving credit balance:	$40,261	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Flynavy99	Borrower's state:	California	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-639 (Feb-2008) 600-619 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
In vitro Fertilization
Purpose of loan:
This loan will be used to fund in vitro fertilization.? I am a military officer and have full medical care.? The only thing they won't cover is the cost actually doing the IVF.? This process is very expensive ($8000-10000). My wife and I are both healthy and athletic, but we have the same cystic fibrosis gene and don't think we could handle a special needs child with my deployment status.

My financial situation:
I am a good candidate for this loan because I have borrowed on prosper before and paid off in full.? We have just recently bought a home and are settling in to a very good life, but used our savings to get a very good rate on our home (4.5%).? I also receive a sizable flight bonus ($25000) each year.? My next payment comes next Jan.? Your loan will allow us to start our family now, while my deployment schedule is low and I can be home with family.? When my bonus comes I will pay off the loan.

Monthly net income: $ My income is approximately $8400/month plus the $25,000/year bonus.? My wife makes another $4800/month, but it is not allowed to be listed in the official income.

Thank you for reading our submission!

Sean and Kate

Monthly expenses: $
??Housing: $ 4450
??Insurance: $ 157
??Car expenses: $ 1200
??Utilities: $ 500
??Phone, cable, internet: $ 500
??Food, entertainment: $ 1000
??Clothing, household expenses $ 1000
??Credit cards and other loans: $ 1200
? College for both of us: $ 1400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	20.20%	Starting borrower rate/APR:	21.20% / 23.45%	Starting monthly payment:	$151.11

Auction yield range:	14.04% - 20.20%	Estimated loss impact:	15.60%
Lender servicing fee:	1.00%	Estimated return:	4.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2004	Debt/Income ratio:	15%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	0y 6m
Credit score:	620-639 (Feb-2010)	Total credit lines:	13	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,033	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	10
Screen name:	ThrivingForSuccess	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,984.00	< mo. late:	0 ( 0% )	620-639 (Jun-2008) 520-539 (Mar-2007) 520-539 (Feb-2007)
Principal balance:	$1,399.21	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
2nd loan ¥ 1st is half paid

As you can see, I have already received a loan from this site and have been paying each and every?month (never late).?I feel that is?proof that I will not have a problem paying for a second loan.

(I will be paying off the remaining 1st loan with this new loan).?=0)

Hello, I am a 28-year-old young woman?who has been living on her own for?7 years now. I was working for the same company (Outpatient hospital facility) for 4 years but recently made the resume jump to a better paying job (I was able to ask for a lot more being I graduated with honors last year & was ready to get more money)..?I have security at the new cardiology office?as I work overtime each weekend (about 50-60 hrs week on average). I am officially certified in Medical Coding & Billing as I graduated with honors last year and am looking to extend my knowledge a little more. I have looked into and signed up?for University of Phoenix online and am hoping to start that?within the next month.?I would like a second loan to pay off my?first prosper loan, put money?towards some of my schooling, as well as some dental work that I need to have done. Unfortunately, when I switched to a better paying job, I lost my dental insurance and have atleast 2 or 3 root canals that are severe in nature. I know my credit rating?had dropped a few years back, but I have since been?rebuilding it and have been able?to get things back to?normal.?

??My?future is very important to me & I intend on making a life for myself that does not involve the struggles most people deal with on a daily basis.?I want more for myself. Especially since there has been talk about Social Security being taken away from us by the time I retire. Financially speaking, it is getting tougher for people of my age to secure a good future.?Since I have received my national billing & coding?certification, I am confident that?I will meet & exceed my long-term goals which includes my obtaining a degree soon.?I know what I want and how to obtain it. If you should have any questions or would like me to verify any of this information please do not hesitate to ask. I appreciate all who have taken the?time to read this. Thank you and God Bless.?

Below is what I pay on a monthly basis:
Rent $910.00
Car Insurance: $104.00??
Car payments: None
Cable/Modem: $130.00
Electric: $30.00 - $58.00 (Free heating in winter / One A/C unit in summer)
Phone: $50.00
Credit Cards: $80.00
Student Loan:??$50.00
Food: $100.00 - $200.00
Gas per week: $40 (I live?within?minutes from where I work)???
The apartment, electric, cable/modem, &?phone?are?all in my name.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450340
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	8.04%	Starting borrower rate/APR:	9.04% / 11.13%	Starting monthly payment:	$95.46

Auction yield range:	8.04% - 8.04%	Estimated loss impact:	8.16%
Lender servicing fee:	1.00%	Estimated return:	-0.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2006	Debt/Income ratio:	7%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	0y 8m
Credit score:	700-719 (Mar-2010)	Total credit lines:	5	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$60	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	eloquent-investment9	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Completing my education
Purpose of loan:
This loan will be used to fund the associates degree in Management

My financial situation:
I am a good candidate for this loan because I have had a steady job since 2008

Monthly net income: $
600
Monthly expenses: $
??Housing: $ 250
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 30
??Phone, cable, internet: $ 30
??Food, entertainment: $ 100
??Clothing, household expenses $ 30
??Credit cards and other loans: $ none
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	3%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	8y 2m
Credit score:	740-759 (Mar-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$451	Stated income:	$50,000-$74,999
Amount delinquent:	$100	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bonus-bopbop-a-loobop	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Screen Porch
Purpose of loan:
This loan will be used to cover a portion of the cost to construct a screen porch and widen my drive way by 2ft. The total cost of the project is $13,000. Here are the details of the project pour a 12ft x 28ft concrete pad with footer Install a 12ft x 22ft white aluminum screen porch with 20/20 screen with a studio roof system, rain gutter with down spouts. The screen room will have two doors, two ceiling fans and two 120 volt connivance outlets. The front driveway will be widened by 2? this will require a 2ft x 16ft x 4in pad to be poured.
My financial situation:
I am a good candidate for this loan because? My monthly income is 5,160.00. ?I have a very low debt to income ratio. I only have two debts one is the monthly mortgage $1,103 and the other is $23 a month payment to Dell for a laptop that I financed to help establish some history, I owe 423.00 on that account. I have worked for same stable company for eight years. I have two accounts past due, this is a cell phone bill. One bill is for roaming changes for the Dominican Republic with calls to England. I contacted the cell phone company when I received the bill because I never been to the Dominican Republic and don?t know anyone in England. Well to make a long story short they claim that I was in the Dominican Republic and made calls to England. I have tried everything that I could to do resolve this issue but they will not admit to the mistake and insist that I owe them for these charges. To add injury to insult they put me on collection for early termination fee for closeting the account before contract ended.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$572.86

Auction yield range:	17.04% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	16 / 15	Length of status:	4y 9m
Credit score:	700-719 (Mar-2010)	Total credit lines:	59	Occupation:	Realtor
Now delinquent:	0	Revolving credit balance:	$231,312	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	myfinancialconnectionsdotcom	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing in REO
Purpose of loan:
This loan will be used to buy an REO property in Tampa to rehab and rent. I find properties for as low as 10k that I later rehab and rent for $1,000 a month to Seccion 8.

Example:
www.myfinancialconnections.com/SEC8P

My financial situation:
I am a good candidate for this loan because I have 10 year of experience buying real estate in the Tampa bay.
I own 13 properties in the area and we manage more than 100 properies. I just?wanted to give Prosper a shot.

Monthly net income: $
15,000
Monthly expenses: $
??Housing: $ 3,700
??Insurance: $
??Car expenses: $ 500
??Utilities: $ 575
??Phone, cable, internet: $ 125
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $?2,500
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450354
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,999.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$941.84

Auction yield range:	11.04% - 20.00%	Estimated loss impact:	10.48%
Lender servicing fee:	1.00%	Estimated return:	9.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1995	Debt/Income ratio:	27%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	7y 6m
Credit score:	760-779 (Mar-2010)	Total credit lines:	33	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$74,290	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ndogz	Borrower's state:	Maryland	Borrower's group:	Harvard University Alumni & Students
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	760-779 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	660-679 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Home Improvement Loan
Hello there,

My wife and I are building a house and have decided to put in a few "extras" that go beyond our construction loan.

I'm a practicing attorney in a large law firm specializing in IP matters.? My wife works at CNN.? I graduated from Harvard College in 1999 (was originally class of 1998, but took a year off between my junior and senior years to do some traveling).? I actually wrote for Let's Go India 1998, which was probably one of the best experiences I've ever had.

I'm not sure what my credit rating is at the moment, but we do have a number of credit lines open due to the house construction (basically maxing out credit cards, and then paying them down with the draws from our construction loan).? As far as making timely payments, we have used Prosper before and paid the entire $15,000 loan in full within a year.? I plan to do the same again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.04%	Starting borrower rate/APR:	9.04% / 11.13%	Starting monthly payment:	$477.28

Auction yield range:	8.04% - 8.04%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1985	Debt/Income ratio:	22%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 9	Length of status:	0y 4m
Credit score:	780-799 (Mar-2010)	Total credit lines:	36	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$2,780	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	interest-zoomer	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card payoffs
The purpose of this loan is to consolidate debt acquired due to a recent divorce. My divorce is final now and this loan will help me start over and budget better and take care of my 2 boys for future. Even my divorce did not damage my credit as I monitored everything very carefully. I have been in the mortgage banking business for 25 years as a Manager, Regional VP, First VP and company owner. I am an extremely LOW credit risk as I have great credit, have owned 3 homes in the past and have used credit carefully and sparingly. The business I am in I work with credit everyday and understand the importance of good credit. In my career I mange and hire others who have character, integrity and passion as this reflects my beliefs and way of life. As I rebuild my new life this loan will be a new springboard to making a better life for my family.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450366
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2004	Debt/Income ratio:	94%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	1 / 1	Length of status:	2y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	5	Occupation:	Teacher's Aide
Now delinquent:	0	Revolving credit balance:	$203	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sharp-interest	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping friends in Ghana
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
I can make my monthly payments without a problem. I work at an Elementary school, the University of New Mexico and I do construction in the day. My living situation is nice since I don't have to pay rent. I own my car and have no other loans to pay. I am single and live alone. I want to go back to Ghana and help some of the people I met last time out of a bad situation. We all need a little help sometimes. I will use this money to build a house that a couple of families can live in. I already have the land next to to the village of Kokrobite. Please help me help others.
Monthly net income: $ 1600

Monthly expenses: $
??Housing: $0
??Insurance: $40
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $50
??Food, entertainment: $400
??Clothing, household expenses $0
??Credit cards and other loans: $0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.95%	Starting borrower rate/APR:	9.95% / 12.06%	Starting monthly payment:	$257.95

Auction yield range:	4.04% - 8.95%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	8%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	4y 6m
Credit score:	760-779 (Mar-2010)	Total credit lines:	13	Occupation:	Scientist
Now delinquent:	0	Revolving credit balance:	$6,839	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	revenue-oyster	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to pay off high interest credit debt. Like many people my rates were raised despite being an excellent customer for many years. My rate on my main card has more than doubled.

My financial situation:
I am a good candidate for this loan because I have good credit, good income, low debt to income ratio, and a very stable job. I have never missed a scheduled payment. I am employed by the federal government (Department of Defense) as a Computer Scientist.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	8 / 7	Length of status:	4y 11m
Credit score:	700-719 (Feb-2010)	Total credit lines:	29	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$99,060	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	lucky-7s	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of a used tanning bed
Purpose of loan:
This loan will be used to? purchase a used tanning bed for one of our tanning locations.? I have found a great deal on a bed worth about $20,000 Ergoline 500 with less then 1400 hrs.? This will go into my store that nets over $225k yr.

My financial situation:
I am a good candidate for this loan because? I'm looking for this deal to build a good credit rating on prosper.com and I?actually have the money to pay for this deal, but I am looking to build credit and spread out the payments over the next year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	19.28%	Starting borrower rate/APR:	20.28% / 22.52%	Starting monthly payment:	$559.60

Auction yield range:	8.04% - 19.28%	Estimated loss impact:	6.65%
Lender servicing fee:	1.00%	Estimated return:	12.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1983	Debt/Income ratio:	23%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	10y 2m
Credit score:	820-839 (Mar-2010)	Total credit lines:	20	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$14,919	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	loanforus	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff off loans
Purpose of loan:
This loan will be used to?
Pay down a loan so I can get credit cards under control.
My financial situation:
I am a good candidate for this loan because?
I am open to automatic withdrawl. I am not late on my payments, they are just too over whelming now.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$159.88

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	53%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 7	Length of status:	14y 3m
Credit score:	720-739 (Mar-2010)	Total credit lines:	43	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,117	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tender-trade0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New paint job and floors
Purpose of loan:
I need?to repair my walls after a foundation repair company, chosen by my property management firm, ignored my pleas for them to come back to fix the job.? For almost a year I told them the job they did was not sufficient because my walls were still cracking.? It was then that I had enough with the company and my property management company that I turned to the BBB.? FINALLY they fixed?the foundation?for good.? By then, I had a lot more damage to my walls, sliding glass door and fireplace.? I need to fix it now.? Also, I bought my property 7 years ago.? With 2 kids of my own and 7 nieces and nephews here periodically, my carpet is stained and raggedy!? It needs to go.

My financial situation:
Right now I have a tight situation.? My credit is good and I pay my debts diligently.? However, I am trying to get out of credit card debt.?I cut up the credit cards and ?I pay a lot every month towards this goal.? In ~15 months it will be all gone.? For now, it leaves things a little tight.? (But I refuse to get off track.) ?I have extra $ but not enough for such a large expense all at once--fixing the walls and painting and replacing the flooring.? I want to do it all at once to avoid too much disruption in my and my kids routines.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	5.50%	Starting borrower rate/APR:	6.50% / 8.56%	Starting monthly payment:	$190.02

Auction yield range:	4.04% - 5.50%	Estimated loss impact:	2.10%
Lender servicing fee:	1.00%	Estimated return:	3.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1999	Debt/Income ratio:	6%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 5	Length of status:	6y 9m
Credit score:	780-799 (Mar-2010)	Total credit lines:	17	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$1,080	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	7%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ironclover	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	22 ( 100% )	780-799 (Latest)
Principal borrowed:	$18,000.00	< mo. late:	0 ( 0% )	760-779 (Oct-2008) 760-779 (Dec-2007) 800-819 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
AA safe loan for your money - IV
Purpose of loan: All of the funds from this loan will be used entirely to fund our IRA accounts for 2009.? I made the decision to hold off on funding the accounts until after I had a better idea of what our tax burden and final house payment (not just the estimated min. payment) was going to be this year. We ended up qualifying for refunds for both federal and state.? However, I would like to maintain the amount of cash we have in reserve to cover any unexpected expenses.

My financial situation: This will be my fourth Prosper loan. We refinanced our home last December, going from a 30-year fixed to a 15-year fixed. With the lower rate, our minimum payment has dropped from about $890 to about $770.***************************************************************************************
Q: How Do I Intend To Make The Payments?
A: The Prosper loan calculator shows my payment should be in the ballpark of $200 (or less). First, the refi that I did last December reduces our house payment about $120 per month. This will take care of most of the loan payment. As tax refunds come in (a total of about $300), that will be used to pay down the loan.? I still have income from my Prosper lending that will be used to help with the payments (this amont is much smaller than it used to be and will continue to be less of a contribution over time). The balance of this loan's payments will be paid via my regular wage income.? Net dividends (from some of the shares purchased from my last two Prosper loans) have been running about $155-$160 a month, but I do not intend to use those funds this time... I want to allow them to compound.

Please feel free to review any of my last three loans.? All of the loans were paid in full and all payments were on time or early, w/no lates.? It is my intention to repay this loan early, also.? I suspect it will at least take me a year or more to do this.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	3 / 3	Length of status:	1y 11m
Credit score:	600-619 (Mar-2010)	Total credit lines:	4	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$980	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bigbadbrad	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 82% )	600-619 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	4 ( 18% )	700-719 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
grow business
Purpose of loan:
This loan will be used to?
buy a second air duct machine, doubling my business and providing a back up machine preventing double booking.
My financial situation:
I am a good candidate for this loan because? a have a huge account keeping me very busy, and i just paid off a prosper loan. I'm very hungry and will never give up. i had three other accounts but was forced to turn away jobs due to being too busy. A? second machine will help me keep accounts.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 585.00
??Insurance: $ 120.00
??Car expenses: $400.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $ 75.00
??Other expenses: $ 100 random things
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1979	Debt/Income ratio:	44%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	22 / 15	Length of status:	7y 9m
Credit score:	680-699 (Mar-2010)	Total credit lines:	54	Stated income:	$50,000-$74,999
Now delinquent:	1	Revolving credit balance:	$165,964
Amount delinquent:	$1,656	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	portages	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	700-719 (Sep-2008) 680-699 (Aug-2008)
Principal balance:	$2,154.84	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Home Small Projects, Energy Upgrade
Purpose of loan:
This loan will be used to? install energy efficient items in the home, as well as? do some small maintenance projects in the home. Also, a portion of the proceeds will go towards computer upgrades. Some of the home upgrades will be done to accomodate the presence of an older person requiring some amount of handicapped upgrades to bathroom s etc.

My financial situation:
I am a good candidate for this loan because? I have a long history of borrowing and repaying and have just completed? asuccessful realignment of finances which includes a resetting of home payments. Taking care of my 92 year old mother who has Alzheimers dementia has created an unxpected strain on finances? but after reviewing everything a nd making the required adjustments, I am pleased to say that the train is back on the track. The fact that a combination of my retirement pension and the addition of Social Securit income afford me a stable source of income in these uncertain times. Currently, there are no late or delinquent loans. The one late payment occurred during a modification of mortgage which was completed last November. During the process, I was advised not to send a payment while the workout was being processed. At the time, my payment was 1656. The new payment including escrow is 928.00.

Monthly net income: $ 56,000.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1995	Debt/Income ratio:	23%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	17 / 17	Length of status:	3y 3m
Credit score:	640-659 (Mar-2010)	Total credit lines:	32	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$36,320	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	graceful-payment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff my RE Taxes & Credit cards
Purpose of loan:
This loan will be used to? payoff my real estate taxes and to consolidate my small credit cards which are bringing down my credit score.

My financial situation:
I am a good candidate for this loan because? I now make good money and am able to repay this loan with ease.? Some times it is just hard to come up with large sums of money in a short time.?I have paid all my bills on time for the past few years and will continue to do so.? I am not in danger of losing my job now or in the near future.

Monthly net income: $ 4,300.00????

Monthly expenses: $
??Housing: $ 1100.00????
??Insurance: $ 76.00????
??Car expenses: $ 600.00
??Utilities: $ 80.00????
??Phone, cable, internet: $ 135.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00????
??Credit cards and other loans: $ 460.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$320.24

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2001	Debt/Income ratio:	17%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 7	Length of status:	0y 3m
Credit score:	800-819 (Mar-2010)	Total credit lines:	16	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$2,915	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	calm-coin	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF DEBT
Purpose of loan:
Lowering payment on monthly payments.

My financial situation:
I have a steady job as Police Officer in a stable town with no chance of layoffs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450410
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	23.02%	Starting borrower rate/APR:	24.02% / 26.31%	Starting monthly payment:	$137.35

Auction yield range:	8.04% - 23.02%	Estimated loss impact:	7.05%
Lender servicing fee:	1.00%	Estimated return:	15.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1991	Debt/Income ratio:	35%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 12	Length of status:	4y 7m
Credit score:	660-679 (Mar-2010)	Total credit lines:	44	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$42,275	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	kind-scholarly-peace	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
finishing renovation to sell home
Purpose of loan:
This loan will be used to stucco the outside of?a house that I am selling. Proceeds of 30-35K will be used to pay off debt incurred remodeling house. I do not live in this house so when it sells I will save over 1000/month.

My financial situation:
I am a good candidate for this loan because? I have a secure job and will be completing my masters degree this semester which will give me a raise. I have no late payments and own a rental condo with no mortgage. I also have income from two foster children.? Thank you!

Monthly net income: $ 4350

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 100
??Car expenses: $?250
??Utilities: $ 350
??Phone, cable, internet: $ 250
??Food, entertainment: $?700
??Clothing, household expenses $ 200
??Credit cards and other loans: $?800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1992	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 4	Length of status:	0y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	15	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$1,443	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	stable-point2	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a new HVAC
Purpose of loan:
This loan will be used to?
I just moved My 83 year old ?Father into my home, I need to update my home to be accesible for him and I also need a new HVAC system to keep him comfortable.
My financial situation:
I am a good candidate for this loan because?In January I accepted a new job the will pay at least $22,000 over last year.(I made $38,000) I am hard working and dependable. Feel free to contact me with any questions.
Monthly net income: $
4900 Monthly expenses: $
??Housing: $ 400
??Insurance: $ 300
??Car expenses: $ 440
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	27.12%	Starting borrower rate/APR:	28.12% / 30.47%	Starting monthly payment:	$580.00

Auction yield range:	8.04% - 27.12%	Estimated loss impact:	9.15%
Lender servicing fee:	1.00%	Estimated return:	17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2002	Debt/Income ratio:	16%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	3y 1m
Credit score:	760-779 (Mar-2010)	Total credit lines:	30	Occupation:	Nurse (LPN)
Now delinquent:	0	Revolving credit balance:	$16,166	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	diplomatic-gold2	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College expenses
Purpose of loan:
This loan will be used to pay for extra expenses that I have as a result of being a full time graduate student. I am going to have to work less and therefore will need this loan for extra expenses that I will have as a result of being a student (books, parking, gas, etc).?I recently got out of the military and I am trying to go to school full time while working full time. I have found that it is much more difficult than I had originally projected. Therefore, I have to stop working full time and just go down to part time.

Financial situation:
I am a good candidate for this loan because I always pay my bills on time. I have looked over my current financial situation and I know that I will be able to handle this extra monthly payment. Being a full time student and working full time has just become too difficult. I?have just begun?going to graduate school last year and I have found that it is much more demanding than being an undergrad. I really want to finish grad school, however it?too very difficult to continue working full time.? I need to make a change in order to continue being healthy and I believe that this is the correct one to make.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.03%	Starting borrower rate/APR:	20.03% / 23.81%	Starting monthly payment:	$37.18

Auction yield range:	17.04% - 19.03%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1975	Debt/Income ratio:	10%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	7y 3m
Credit score:	620-639 (Mar-2010)	Total credit lines:	12	Occupation:	Laborer
Now delinquent:	4	Revolving credit balance:	$1,515	Stated income:	$25,000-$49,999
Amount delinquent:	$18,941	Bankcard utilization:	112%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	12
Screen name:	ghanais	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-639 (Jun-2008)
Principal balance:	$1,242.26	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Pay some bills and vacation.
Purpose of loan:
This loan will be used to?to pay some bills an go on vacation.?

My financial situation:
I am a good candidate for this loan because?my payments well on time.?

Monthly net income: $ 2300.00

Monthly expenses: $
??Housing: $ 140.00
??Insurance: $ 27.00
??Car expenses: $?100.00
??Utilities: $ 100.
??Phone, cable, internet: $ 117.00
??Food, entertainment: $ 200
??Clothing, household expenses $150.00
??Credit cards and other loans: $ 400.00
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450422
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$63.95

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2001	Debt/Income ratio:	46%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	27 / 22	Length of status:	1y 4m
Credit score:	700-719 (Mar-2010)	Total credit lines:	33	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$16,317	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	worth-silo	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Going On Our Honeymoon
Purpose of loan:
My Dream Honeymoon

My financial situation:
I am in a great financial situation. My husband just got a raise and now makes 70k a year as the Senior Network Systems administrator for our local Tech School. Between him being in education and my career being in healthcare our jobs are very stable. We don't have any kids or a mortgage?so our monthy payments are minimal. Our credit scores are both very decent and we have never missed a payment on any of our debts. Paying off $2,000 is going to be a piece of cake.

Monthly net income: $
$7,000 (with my husbands income included)

Monthly expenses: $
??Housing: $ 780.00
??Insurance: $ 100.00
??Car expenses: $ $700.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.13%	Starting borrower rate/APR:	7.13% / 7.47%	Starting monthly payment:	$46.40

Auction yield range:	3.04% - 6.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	15%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 6	Length of status:	4y 7m
Credit score:	740-759 (Mar-2010)	Total credit lines:	30	Occupation:	Social Worker
Now delinquent:	0	Revolving credit balance:	$1,235	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	thoughtful-dough	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making some housing improvements
Purpose of loan:
This loan will be used to make some home improvements such as painting five rooms and a large hallway.

My financial situation:
I am a good candidate for this loan because I am well employed and make consistent, on time payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$237.17

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	16 / 12	Length of status:	17y 1m
Credit score:	720-739 (Feb-2010)	Total credit lines:	31	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$206	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	bountiful-interest2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car

This loan will be used to purchase a second car so that my wife is able to be get back and forth to her craft store during the day picking up supplies and materials?while I am at work...

I am a good candidate for this loan because I always pay my debts, I?am responsible, and do not spend above my means. I have worked at the same place for over 17 years and although it says that I am self employed, I am employed by the Pittsburgh Post Gazette as an independent?contractor and have been for 17years. I also have other sources of income from my wifes arts and crafts store. I net a little over $3400 per month from just my income and an additional $1500 from my wifes craft store. I plan on having the loan paid off in the next year and a half by making atleast $100-$150 over the required amount that is due.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450430
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	33y 6m
Credit score:	620-639 (Mar-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$9,103	Stated income:	$50,000-$74,999
Amount delinquent:	$322	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	antique818	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	620-639 (Dec-2009) 460-479 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Retail Business Expansion
Purpose of loan:
This loan will be used for business expansion. I own a retail antiques and collectibles business. Also included in our business is an estate sale service where we sell deceased or retired people's personal property. Both sides of the business are doing well right now and we feel ready to expand. We are showing a profit margin of 54 percent over the last several years?while the services business is extremely busy. We buy antiques and collectibles for resale to the general public and on line. In California, there is a growing resale situation of buying storage liens when people who don't pay for their storage units loose their personal property we buy them. This money will be used?primarily for that purpose as well as buying a small truck to haul this purchased merchandise around. Our business is growing where we did $86000 in sales last year and expect to go over $100000 this year at a profit margin of over 50 percent. These funds will also help in the possibility of hiring an unemployed person to work and assistus in our business.

My financial situation:
I am a good candidate for this loan because?I already paid off a prosper loan?almost one year ago, six months early. I have steadily increased my credit scores by paying my bills on time and with this business expansion, we will have greater ability to pay off this loan possibly earlier then the scheduled three years. I have one delinquency which has been in negotiation for a while with no successful resolution.?

Monthly net income: $60000

Monthly expenses: $
??Housing: $ 1485.00
??Insurance: $ 150.00?
??Car expenses: $ 384.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 200.00?
??Food, entertainment: $ 200.00?

??Credit cards and other loans: $ 250.00?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	8.99%	Starting borrower rate/APR:	9.99% / 12.10%	Starting monthly payment:	$161.31

Auction yield range:	8.04% - 8.99%	Estimated loss impact:	8.18%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1988	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	22y 6m
Credit score:	700-719 (Feb-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$295,926	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	leverage-creature	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off some of my credit card debt

My financial situation:
This loan is for the investor who wants a high?yield with a low risk. This is not for portfolio investors. We will not defaut on this loan. We current pay on $74,000 of credit card debt without a problem at rates ranging from 9.99% - 29.99% - We easily manage the payments but are not paying down the principal. We what to get out of this squeeze without settling on any of our debt. Who gets a return of 8% for 3 years in the current market? If you want that return, we are the people for you,? We make a very substantial living (in excess of $250,000/year) Consider us for your investment.

Monthly net income: $ 14,000

Monthly expenses: $ 12100
??Housing: $ 4200
??Insurance: $ 210
??Car expenses: $ 700
??Utilities: $ 750????
??Phone, cable, internet: $ 200
??Food, entertainment: $ 2000
??Clothing, household expenses $ 1000
??Credit cards and other loans: $ 3000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1977	Debt/Income ratio:	89%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	21 / 15	Length of status:	18y 5m
Credit score:	680-699 (Mar-2010)	Total credit lines:	46	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$61,984	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	nickel-guitar	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $???
??Housing: $ 2500.00????
??Insurance: $ 121.00
??Car expenses: $?310.00??????Utilities: $ 89.00
??Phone, cable, internet: $ 124.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1200.00Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$271.14

Auction yield range:	11.04% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1986	Debt/Income ratio:	22%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 11	Length of status:	25y 6m
Credit score:	640-659 (Mar-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$111,368	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	10
Screen name:	newest-gain-ruler	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Restructure Debt Toward Freedom
Purpose of loan: This loan will be used to restructure my debt allowing me to free up funds to pay off other debts early.

My financial situation: Seventeen years I ago I lost my job, to make it through these tough times with my good credit I was able to run up several thousands of dollars in credit card debt. For the past fifteen years I have been employed full time at Harrah's Casino additionally for the past 8 years I have been employed part time (30 hours a week) as an accountant at KC Fairfax Federal Credit Union. My wife is a school cafeteria manager additionally we own a Inflatable Moonwalk/Waterslide Rental Company.? As you can see we are not lazy people, we work hard to meet our obligations.? Four years ago I entered into a debt management program which has been a blessing; I started off with $61,624 in debts and currently owe $ 12,837.? I currently pay $1415 a month.?My plan is to pay off my 401k loans with Harrah's Casino and take out a total distribution of the funds.? I understand the tax implications but they have discontinued matching any contributions and my 401k at the Credit Union will match funds.??I will then pay off the remaining balances of my debt management loans.? These two acts will increase my?disposable income by $1778.00 per month.? I also?will use $3500 of?funds to pay my mother what I currently owe her.??In conclusion I have worked hard to show?employment stability and I have worked hard to get my finances under control but with three kids and two in college it is a challenge.? This loan will open opportunities for my family.

My Income statement is as follows:
Total Monthly Income??????????????? ?? $ 7,891.00
Monthly expenses: ?????????????????????$ 5,735.00

Notes: This space is very limited for details but remember upon approval my monthly expenses will reduce by approximately $1475.??My credit report?shows a student loan I have cosigned on for my daughter and a home equity loan that I have cosigned for my mother.? These two items are a big reason my score is as low. Please consider that I am talking about paying off debts with current rates of 6% to 9% so it would not be financially sound to increase these rates. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	32%
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	16 / 14	Length of status:	6y 6m
Credit score:	600-619 (Mar-2010)	Total credit lines:	41	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$7,198	Stated income:	$50,000-$74,999
Amount delinquent:	$737	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	jopeters41	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 90% )	600-619 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	2 ( 10% )	600-619 (Nov-2009) 620-639 (Aug-2009) 600-619 (May-2008) 660-679 (May-2007)
Principal balance:	$816.22	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
2nd Prosper loan ? Help Needed
Thanks for taking the time to look at our Prosper ad.? You can bid in confidence with an excellent return of 34%.

Purpose of loan:
I am seeking a small loan to pay for airline tickets for my wife and daughter to see their Grandmother, whose health is failing and not expected to live much longer.? We live in Alaska and their grandmother lives in Tennessee. We would have saved up for the trip, but her health has gone down over the last?few weeks?and they need to book travel ASAP.?

This will be our 2nd Loan with Prosper with a good payment history.? We promise not to let you down if you help us with the funding of this loan.

Our financial situation:
My wife and I have worked full-time for the same company for the last 6 ? years. So we both have stable jobs.? My wife is a RN and I work as a Respiratory Therapist.?

Delinquencies are from 6 years ago (will pay off in the upcoming months), since then we have been paying our bills on time and reducing debt.?

Income???????? $8000? household per month
Expenses (-) $5980? per month???????????????????
?????????????????? = $2020 left overHousing: $ 1700
Insurance: $ 185
Car expenses: $ 1000?
Utilities: $ 550?
Phone, cable, internet: $ 400?
Food, entertainment: $ 1250?
Credit cards and other loans: $ 895?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450454
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$79.94

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1977	Debt/Income ratio:	24%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 12	Length of status:	13y 8m
Credit score:	700-719 (Mar-2010)	Total credit lines:	24	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$270,281	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	preeminant-openness	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
working capital pending loan modifi
Purpose of loan:
This loan will be used to?provide working capital pending final review of home loan modification

My financial situation:
I am a good candidate for this loan because? I have never defaulted on anything as my record will show.
After a loan modification is received, my monthly expense will drop considerably.

Monthly net income: $ 5500.00

Monthly expenses: $ 2500.00
??Housing: $ 3800.00
??Insurance: $ 89
??Car expenses: $ 200.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 250.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 1300.00
? Other expenses: $ 732.00 (for girlfriend health insurance)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,100.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$163.08

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	20%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	21 / 20	Length of status:	22y 0m
Credit score:	760-779 (Feb-2010)	Total credit lines:	45	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$22,902	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	knitter2008	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Interest card
Purpose of loan:
This loan will be used to pay off my Capital One account of $5400 which went from 3.74% to 13.90% at the beginning of February.

My financial situation:
I am a good candidate for this loan because I have a full time job which I have had for about 22 years and I work part time mystery shopping to help out with bills and to give me a little cushion. I have had this debt since 2005 and have the ability to pay. The last two years I have paid off about $4000 of this debt. It has gone down considerably. If I get lower interest rates than are on some of my credit cards at the moment I will pay this loan down faster. I got into debt because of this yoga organization that encourages you to do expensive trainings. I am no longer a member of this organization. I also had some car repairs. In the last 3 years my debt has been going down instead of up. I want to keep it that way. Because of the new credit card most of my credit cards have been raising their rate at least on part of what I owe.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$175.79

Auction yield range:	11.04% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1989	Debt/Income ratio:	22%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 10	Length of status:	10y 3m
Credit score:	660-679 (Mar-2010)	Total credit lines:	40	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$23,338	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	PROVERB1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF SKYROCKET INTEREST LOANS
Purpose of loan:
This loan will be used to? pay off high interest loan.? Interest rates were raised because of new credit laws.? I have called to have them lowered as I am never late with this loan and was told "No" due to new credit legislation.? I would like to pay off my Discover card which has a $10,000 balance and then become a lender for Prosper and help others.

My financial situation:
I am a good candidate for this loan because I have not been late on any credit card payments.? I am committed to living life biblically and have made progress on my bills - would like to my interst money going to people who are helping other people as opposed to the greedy credit card companies.

Monthly net income: $ 5000.00

Monthly expenses: $
??Housing: $ 1050.00
??Insurance: $ 200.00
??Car expenses: $ 300.00 gas
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00 - no cable
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1000.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$697.50

Auction yield range:	8.04% - 11.00%	Estimated loss impact:	7.23%
Lender servicing fee:	1.00%	Estimated return:	3.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2000	Debt/Income ratio:	25%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	0y 2m
Credit score:	780-799 (Mar-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$21,097	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	LopeDawg64	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan: Pay off credit card debt.
This loan will be used to pay off credit card debt. My financial situation is very strong. I work in construction project management and I am currently working on a guaranteed 2 year project at a company with growth potential. I live with friends so my bills are minimal and the debt is from when I was in college and from relocating for my new job. I already have been paying off my credit cards and read about this and realized I could pay it off faster and the money would go to other people rather than a bank.
I am a good candidate for this loan because I can easily cover the payments, I have never been late with a payment and I have always paid my debt in full.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$830.84

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1984	Debt/Income ratio:	14%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 14	Length of status:	19y 5m
Credit score:	740-759 (Mar-2010)	Total credit lines:	33	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$25,609	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	diversification-scientist8	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off My Credit Cards
Purpose of loan:
This loan will be used to payoff my Credit Cards. We have been working on our Home for several years now. In the process, I have the Credit Card Debt. We are in the final phases of completing the House. Now that all the items we need have been purchased, I want to get this Debt paid off as quickly as possible. This seems the best route to take when considering all the options available in the current Economy.

My financial situation:
I am a good candidate for this loan because I have NEVER missed a payment on any Loan at any time. I've been professionally employed as an I.T. Specialist for the Federal Government for 21 years. I have a stable Job, and a Stable income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450484
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$259.95

Auction yield range:	11.04% - 13.99%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2005	Debt/Income ratio:	42%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	2y 8m
Credit score:	640-659 (Mar-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,691	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	GQ7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting as a debt free marriage
Purpose of loan:
This loan will be used to? Consolidate high intest credit card loans so that I can pay my debt down before i get married.

My financial situation:
I am a good candidate for this loan because? Over the last two years?I ?have learned to manage my spending and my income source is reliable and high enough to ensure full repayment.
Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 0 - Live with parents
??Insurance: $ 0 - paid?by my company
??Car expenses: $ 800- this includes car?payment, gas and insurance
??Utilities: $?0
??Phone, cable, internet: $ 80 (phone)
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 800??(I've been paying this much?as an attempt to rapidly eliminate high interest debt)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$84.90

Auction yield range:	8.04% - 29.00%	Estimated loss impact:	7.20%
Lender servicing fee:	1.00%	Estimated return:	21.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1983	Debt/Income ratio:	5%
Basic (1-10):	9	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	4y 6m
Credit score:	640-659 (Feb-2010)	Total credit lines:	11	Occupation:	Tradesman - Electri...
Now delinquent:	0	Revolving credit balance:	$9,751	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	DINAK	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-679 (Sep-2009) 540-559 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Continue Building Credit
Purpose of loan:
Mainly just to continue building credit. Not sure what I will do with it. Probably just let it sit in my?bank account.

My financial situation:
I am a?great candidate for this loan because I have paid off many loans of this amount and this one will be no different.? I have 50k in 401k.
5k in checking.?

Monthly net income:

Varies with?overtime. $5,000 - $7,000?

I am a prosper lender. Check lendingstats.

Monthly expenses:?

Rent - $1130 - going up to 1400 mth when we move in new house.
Food - $400
Utilities - $300
Entertainment - $200
Prosper Loan in Wife's Name - $558
Credit Cards - $60
Merchanside?Cards - $30

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$124.09

Auction yield range:	17.04% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1988	Debt/Income ratio:	5%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 1	Length of status:	15y 5m
Credit score:	700-719 (Mar-2010)	Total credit lines:	9	Occupation:	Skilled Labor
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$35	Bankcard utilization:	0%
Public records last 12m / 10y:	1/ 4	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	transparent-income8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new home downpayment
Purpose of loan:
This loan will be used to?
I'm trying to purchase a home of my own.
My financial situation:
I am a good candidate for this loan because?
I currently have very little debt

Monthly net income: $
1700.00

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ O
??Car expenses: $ 100.00
??Utilities: $ 0
??Phone, cable, internet: $ 65.00
??Food, entertainment: $ 40.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	31%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	12 / 11	Length of status:	4y 2m
Credit score:	660-679 (Mar-2010)	Total credit lines:	59	Occupation:	Accountant/CPA
Now delinquent:	2	Revolving credit balance:	$25,067	Stated income:	$50,000-$74,999
Amount delinquent:	$6,065	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	17
Screen name:	asset-fortress	Borrower's state:	Minnesota	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me end debt settlement
Purpose of loan:
This loan will be used to??settle a credit card account in a debt settlement program so they do not garnish my wages.

Please have faith in me and help me get rid of the debt program.

My financial situation:
I am a good candidate for this loan because? I?do not splurge on wasteful things, and am ready to get back on track and continue to eliminate debt.? I will pay this loan on time, and I appreciate the help of all who believe in me enough to help me.

I would be happy to answer any questions or provide more information to those that need it.? I appreciate you reading this and would be happy to pay interest to prosper lenders.

Monthly net income: $ 2,600????
Monthly expenses: $
??Housing: $?706
??Insurance: $?215
??Car expenses: $ 315
??Utilities: $ 120
??Phone, cable, internet: $?120
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $?785.71
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450500
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 34.40%	Starting monthly payment:	$134.02

Auction yield range:	3.04% - 33.00%	Estimated loss impact:	0.68%
Lender servicing fee:	1.00%	Estimated return:	32.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1991	Debt/Income ratio:	2%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 4	Length of status:	2y 5m
Credit score:	860-879 (Mar-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$125	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Your_Bank	Borrower's state:	Virginia	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Impeccable Credit
Purpose of loan:

Purpose of this loan is to secure cash that will be used to invest back in the prosper community.? I joined prosper at the beginning of February 2010?and I currently have $3,500 invested in prosper loans.??I want to experience the P2P lending process through the?borrowers perspective.??If I am funded at a reasonable?rate (which I suspect I will be considering my exceptional credit quality coupled with the relatively small size of my loan) I will most likely hold this loan until maturity.? A reasonable rate would be <6%.? I'm confident that with your help we can get there.?

My financial situation:

I am a seasoned professional banker with a stable income and liquid assets 20X the amount I am seeking for this loan.? I have well in excess of $100K in my retirement account?and $200K equity in my home.? I pay my credit cards in full every month and have never been late on a payment.??I have extensive background in planning and budgeting.? I help others who are in financial hardship by?volunteering at my local church as a?financial counselor.? I own 2 cars; both are paid-in-full.? The only debt I hold is the note on my?home which is a 4.875% fixed rate 30 year loan.? I'd be nice to drive this rate down near my mortgage rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450506
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$403.22

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	22%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	0y 10m
Credit score:	740-759 (Mar-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,641	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pleasant-transaction	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off all my credit cards?

My financial situation:
I am a good candidate for this loan because i work in a very secure position as a service writer, am a college graduate and was born in the home I Ilive in. I always pay my bills ahead of time. I want a short term loan so I can get rid of my credit cards that were charged up by my x-wife during a brief marraige,. I? paid off all my student loans and recently paid off Lowes credit card. Once I consolidate my credit cards I?will be refinancing my home at a much lower rate..??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450524
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	18%
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 4	Length of status:	4y 5m
Credit score:	640-659 (Mar-2010)	Total credit lines:	21	Occupation:	Food Service Manage...
Now delinquent:	1	Revolving credit balance:	$976	Stated income:	$50,000-$74,999
Amount delinquent:	$542	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	22
Screen name:	optimizer541	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying an engagement ring
Purpose of loan:
This loan will be used to purchase a engagement ring.

My financial situation:
I am a good candidate for this loan because I have been currently working at Nestle Waters North America since 2005.

Monthly net income: $ 4317.00

Monthly expenses: $1100
??Housing: $725
??Insurance: $125
??Car expenses: $170
??Utilities: $
??Phone, cable, internet: $80
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450526
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	3.75%	Starting borrower rate/APR:	4.75% / 5.08%	Starting monthly payment:	$149.29

Auction yield range:	3.04% - 3.75%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	2.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1994	Debt/Income ratio:	5%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 13	Length of status:	0y 8m
Credit score:	840-859 (Mar-2010)	Total credit lines:	65	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$16,038	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	halothane_logic	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	840-859 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	840-859 (Jan-2010)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Pay off Student Loans
Purpose of loan:
Pay off some higher interest loans from Medical School.

My financial situation:
I am a good candidate for this loan because I have a stable great paying job.? I pay my debts.? I just paid off a $15,000 prosper loan early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$941.88

Auction yield range:	8.04% - 20.00%	Estimated loss impact:	7.47%
Lender servicing fee:	1.00%	Estimated return:	12.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	14%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 8	Length of status:	5y 6m
Credit score:	760-779 (Mar-2010)	Total credit lines:	35	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$1,021	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bonus-implementer	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Spread Investor
Purpose of loan:
This loan will be used to take advantage of my solid income, credit history and integrity, to take a loan at an appropriately low?rate given my risk of default (nil) and to invest those funds higher on the risk specturm potentially even here through prosper to take advantage of?the credit risk spread.?I am comfortable taking the risk for myself and will undoubtedly fill any shortfalls for the loan you are investing in, as I realize you are investing in me and lower on the risk scale?seeking surity of payment.

My financial situation:
I am a good candidate for this loan because simply put I will not default!!? I have considerable coverage with a salary of $9,166 per month and monthly expenses of about $1,500. In addition, I have ~$180K in liquid investments and another $70K in liquid cash. Also, I do not need this loan - I'm simply trying to create an arbitrage return by taking advantage of my credit worthiness to generate low cost of funds and invest higher on the risk spectrum. I take pride in having never missed a payment in my credit history and take pride in my score as well which is close to 800 and I plan on keeping it there!!? I think this is a solid risk-adjusted investment for those searching for surity of payment. Thanks for considering!?

ps. I just found out the system is making me request an initial interest rate of ~9% which I would not be willing to close on.? If you are interested in my loan, please bid down the rate.?To be clear, I believe I am worthly of 6% money at the maximum.?Thanks again!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$323.42

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	29%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 13	Length of status:	1y 3m
Credit score:	640-659 (Mar-2010)	Total credit lines:	60	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$14,550	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sublime-peso0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to payoff credit card debt.

My financial situation:
I am a good candidate for this loan because I pay my financial obligations.? I have had many credit lines opened over the years and have paid them.? I recently paid off my 2006 Toyota Tacoma valued at $32k which was financed for 6 years in 4 years.? I have paid off a?1/2 acre lot valued at $40,000?within 1?year.? Because of these two assets (which I now own), pay downs on my credit cards were not feasible.??I would like?to consolidate my credit cards to make things easier.? Having one payment and one payment date?would be?easier to balance than having 5 payments and 5 different dates.? Since my credit rating is low (around 640 due to high credit card balances) it has been difficult for me to consolidate at a big bank (Chase, etc.).? All my credit cards are with Chase and they will not?even give me the time of day to consolidate.? I know?I will probably get turned down here as well because that just seems to be the norm.? But whomever does come across this, please take the time to look at the historical data of what I have paid off versus a snap shot ratio.??In the past I have?had slow pays (college student days with limited cash) but it's been a very very long time since I have had a late payment.??Thank you and God Bless.??

Monthly net income: $ 5,055.48

Monthly expenses: $
??Housing: $ 625.00
??Insurance: $ 100.00
??Car expenses: $ 0
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1992	Debt/Income ratio:	7%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	12y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	18	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$7,900	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	newest-direct-transparency	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gutter Replacement
Good Afternoon!

I know that everyone is glad that springtime is finally here. Due to all of the snow the gutters on my home have been damaged and I need to replace them.

I am a homeowner now for over 15 years and have been at my current job for 13 years. I need to really replace my gutters and am looking for a loan to do so.

I can assure you that I have the ability to make monthly payments as I do have good credit and have a good long standing job.

Thank You.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$421.13

Auction yield range:	11.04% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2002	Debt/Income ratio:	20%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	1y 10m
Credit score:	740-759 (Mar-2010)	Total credit lines:	19	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$1,208	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	18
Screen name:	liberty-baker	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting an MBA
Purpose of loan: To get an MBA
This loan will be used to pay for tuition to take classes toward my MBA in the evening while I maintain full-time employment.

My financial situation: I have steady employment with good credit.
I am a good candidate for this loan because I will pay on time and I have the opportunity for a raise and advancement after completion of my MBA.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450542
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.93%	Starting borrower rate/APR:	23.93% / 26.22%	Starting monthly payment:	$587.94

Auction yield range:	8.04% - 22.93%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1980	Debt/Income ratio:	27%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	5y 2m
Credit score:	760-779 (Feb-2010)	Total credit lines:	22	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$45,263
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	friendly-dime5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
21 property portfolio
Purpose of loan:
This loan will be used to?? Finalize the purchase of a 21 property "Cash For Deed" portfolio that has been offered to me at a discounted rate.? These proeprties are to be rehabilitated if necessary and then rented out to increase the cashflow and leverage for my business to grow.

My financial situation:
I am a good candidate for this loan because? I am a responsible borrower who makes timely payments.? I am a retired woman?on a fixed income of?$5000 a month?and?I?am able to budget funds appropriately.?I own?property free and clear that?provides $1250 a month?of additional income.? This is enough monthly income to support the loans repayment as well as provide?some cashflow.? When the portfolio is tenented it will produce roughly an additional $16,000 of monthly income.? I was referred to this site and?felt this arena may best suit my purposes.? Thank you in advance and I look forward to doing profitable business with you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$191.86

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1992	Debt/Income ratio:	35%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	19 / 13	Length of status:	15y 3m
Credit score:	700-719 (Feb-2010)	Total credit lines:	33	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$63,723	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	interest-enclave	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay of my credit cards with higher rates.

My financial situation:
I am a good candidate for this loan because?I have great credit report and have not missed payment or late payment in 5 years.?

Monthly net income: $ 2580

Monthly expenses: $
??Housing: $ 300?
??Insurance: $ 0
??Car expenses:?approximately $?250.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.93%	Starting borrower rate/APR:	23.93% / 26.22%	Starting monthly payment:	$587.94

Auction yield range:	8.04% - 22.93%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1998	Debt/Income ratio:	10%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	0y 5m
Credit score:	760-779 (Mar-2010)	Total credit lines:	12	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$882	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	12%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	unique-return1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
IT Business Startup Capital
Purpose of loan:
This loan will be used to pay for the initial costs incurred from hiring our first employee on a sub-contract.? We have a signed sub-contract supporting the FBI on their PMSS contract, and the employee starts working on 22 March 2010.? We have guaranteed income of $169,200 per year, but the government is only billed on a net+30 schedule, so we won't see any revenue from the position for roughly 60 days.? We need to cover payroll/HR costs, insurance, etc. for the first few months before we start receiving funds from the Prime contract holder.? We can provide all verfication documents necessary or any additional information needed.? My business consists of myself and my business partner who will be starting the new position.?

My financial situation:
I am a good candidate for this loan because we have guaranteed revenue that will cover the repayment of this loan and then some.? We should make?more than?$1K per month in profit, so we would be able to pay off this loan at a term of 4 years or so pretty easily, potentially even a shorter time frame than that.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450562
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$101.81

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	25%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 4	Length of status:	0y 6m
Credit score:	680-699 (Mar-2010)	Total credit lines:	24	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	ringosigpi	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of my credit cards
Purpose of loan:
This loan will be used to?

Pay off the last of my high interest credit card debt and get me to a managable interest rate and debt load

My financial situation:
I am a good candidate for this loan because?

I have started a new stable job after losing my last one and I make enough money to manage my debt laod just wnat it at better interest rates which I can not get from the bank

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 100
??Car expenses: $ N/A
??Utilities: $ 60
??Phone, cable, internet: $ 180
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 775
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450574
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$389.35

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1980	Debt/Income ratio:	19%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	28 / 23	Length of status:	16y 5m
Credit score:	720-739 (Mar-2010)	Total credit lines:	67	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$213,645	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	MastersJacket	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay the balance on two credit cards that have over 12 % interest rates.

My financial situation:
I am a good candidate for this loan because? I currently pay over $500 on these cards and am able to meet all other responsibilites plus make contributions to a savings and investment plan.? I do not take on obligations I do not meet.? Even though my debt to income ratio may not look good, I have not included income from rental property nor my wife's income even though our debt together?shows on my credit report.? I accumulated this debt paying for our children's?college and weddings and those are no longer going to be an issue.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450580
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	7 / 6	Length of status:	0y 2m
Credit score:	700-719 (Mar-2010)	Total credit lines:	31	Occupation:	Pharmacist
Now delinquent:	0	Revolving credit balance:	$41,788	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	lucrative-p2ploan2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HBOT to help treat autism +
Purpose of loan:
This loan will be used to?purchase a hyperbaric chamber that will be used to provide treatment for autistic clients as well as detox patients that have MS, fibromyalgia, ALS, Epstein Bar virus and other health complications that require heavy metal, pesticide detox as well as improved oxygenation to heal the body.

My financial situation:
I am a good candidate for this loan because? I believe in what I am doing to help improve the well-being of the community and have been in the area practicing as a retail pharmacist for almost 20 years. I have many followers in the community who are anticipating the opening of the business.The business is located in a very lucrative affluent area (Manlius, NY) Please see the website www.bareboneswellness.com for more information. I have always re-paid any money ever borrowed in a timely fashion.

Monthly net income: $ 6,000

Monthly expenses: $ 5110
??Housing: $ 2,500
??Insurance: $ 110
??Car expenses: $ 700
??Utilities: $ 250
??Phone, cable, internet: $ 120
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $ 480
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2003	Debt/Income ratio:	30%
Basic (1-10):	3	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 12	Length of status:	0y 11m
Credit score:	700-719 (Mar-2010)	Total credit lines:	16	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$7,599	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	authentic-justice2	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to pay off my credit cards
Purpose of loan:
This loan will be used to? pay off multiple credit card debts that I have accumulated. I am newly separated and would like to start over fresh

My financial situation:
I am a good candidate for this loan because? I am a Registered Nurse and am reliable at work, and make a good income. I always have payed my bills on time and have traditionally paid more than the minimun payment due each month

Monthly net income: $ 3,700

Monthly expenses: $
??Housing: $ 1025.00
??Insurance: $ 200.00
??Car expenses: $ 630
??Utilities: $?100
??Phone, cable, internet: $ 300
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $?100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450610
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$98.04

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2002	Debt/Income ratio:	21%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	10y 7m
Credit score:	660-679 (Mar-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,667	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	top-attractive-euro	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? Consolidate my high interest 30%?credit cards.

My financial situation:
I am a good candidate for this loan because? I am motivated to get debt free and stay that way.

Monthly net income: $ 875

Monthly expenses: $
??Housing: $ 50
??Insurance: $ 0
??Gas: $ 300
? Car expenses: $?0
??Utilities: $ 0
??Phone, cable, internet: $?120
??Food, entertainment: $ 140
??Clothing, household expenses $ 10
??Credit cards and other loans: $ 100
??Other expenses: $ 5
? Total of the above: $725
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$487.40

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1966	Debt/Income ratio:	32%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 9	Length of status:	11y 2m
Credit score:	800-819 (Mar-2010)	Total credit lines:	29	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$46,489	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	velocity-rascal7	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
Pay off credit cards
My financial situation:
I am a good candidate for this loan because?
I believe my debts are my responsiblity and I'll always pay them off.
Information in the Description is not verified.